                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST (811-3950)
             VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST (811-4386)
    VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND (811-4983)
              VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST (811-4805)
                  VAN KAMPEN AMERICAN CAPITAL TRUST (811-4629)
           VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND (811-4718)
         VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND (811-7571)
              VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND (811-1570)
           VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND (811-2423)
          VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND (811-2424)
             VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND (811-630)
            VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND (811-919)
       VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND (811-4003)
         VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND (811-6127)
         VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND (811-1228)
          VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)
    VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND (811-4491)
                VAN KAMPEN AMERICAN CAPITAL PACE FUND (811-1792)
       VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND (811-8480)
              VAN KAMPEN AMERICAN CAPITAL RESERVE FUND (811-2482)
        VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND (811-6421)
    VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME (811-6724)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                 - APRIL 1997 -

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                           MUTUAL FUND SHAREHOLDERS

QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A Morgan Stanley Group, Inc., the indirect corporate parent of your Fund's investment adviser, has entered into an agreement to merge with and into Dean Witter, Discover & Co. Your Fund is seeking shareholder approval on a new investment advisory agreement, to take effect following the merger. Certain other proposals also are included in the Proxy Statement. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q  HOW WILL THIS AFFECT MY ACCOUNT?

A You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A Morgan Stanley Group Inc. or its affiliates will pay for those expenses relating to the shareholder meeting.

Q  WHO DO I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Q  WHERE DO I MAIL MY PROXY CARD(S)?

A  You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

Proxy Tabulator
P.O. Box 9134
Hingham, MA 02043-9134

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF NEW ADVISORY AGREEMENT--mark "For," "Against" or "Abstain"

ELECTION OF TRUSTEES--mark "For" or "Withhold"

To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT ACCOUNTANTS--mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                               PROXY

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE                              VAN KAMPEN AMERICAN CAPITAL XXXXX FUND
                                               JOINT SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                        FOR   AGAINST   ABSTAIN                                             FOR   AGAINST   ABSTAIN
1. The proposal to approve a new        / /     / /       / /     3.  As to the proposal to ratify the       / /     / /       / /
   investment advisory agreement.                                     selection of XXXXX to act as
                                                                      the independent public accountants
                                       FOR    WITHHOLD                for the Fund's current fiscal year.
                                       / /      / /
2. Authority to vote for the election
   as Trustees the nominees
   named below:

XXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX, XXXXXXXXXXX, XXXXXXXXXXX,
XXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX

   To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

  -------------------------------------------------


Please be sure to sign and date this Proxy.  Date

Shareholder sign here          Co-owner sign here


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

April 21, 1997

Dear Van Kampen American Capital Fund Shareholder:

  The enclosed proxy statement relates to a joint meeting of the shareholders of a number of Van Kampen American Capital funds. We are pleased to announce that Morgan Stanley Group Inc., the indirect corporate parent of the investment adviser of your Fund, has entered into a merger agreement with Dean Witter, Discover & Co. Under the terms of the merger agreement, your Fund's investment adviser will become an indirect subsidiary of the merged company, to be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger.

  The primary purpose of the shareholder meeting is to permit the shareholders of each Fund to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees. The attached proxy statement seeks shareholder approval on this and other items.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.

  The proposals have been unanimously approved by the Board of Trustees of each Fund, who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President

  Dear Van Kampen American Capital Fund Shareholder:

  Each proxy card enclosed in this envelope represents your voting privilege in a separate Van Kampen American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.

  The meeting date for your Van Kampen American Capital Fund is May 28, 1997. Please sign all proxy cards and return them in the postage-paid envelope included with this material.

  We appreciate the prompt return of your proxy cards.

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 28, 1997

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Van Kampen American Capital Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Special Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 10:00 a.m., for the following purposes:

1. For each Fund, to approve a new investment advisory agreement;
2. For each Fund, to elect trustees to serve until their respective successors are duly elected and qualified;
3.   Independent public accountants:
     3A. For each VK Fund (as defined in Annex A), to ratify the selection of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year;
     3B. For each AC Fund (as defined in Annex A), to ratify the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year; and
4. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of each Fund at the close of business on April 14, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary

April 21, 1997

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of each new investment advisory agreement;

  - FOR each of the nominees for the Board of Trustees listed in the Proxy Statement; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 28, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the "Trustees" or "Board of Trustees") of each of the Van Kampen American Capital Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 10:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 21, 1997.

  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("Morgan Stanley"), the indirect parent corporation of each Fund's investment adviser. Pursuant to the Merger Agreement, each Fund's investment adviser will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

  Participating in the Meeting are holders of common shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Funds. The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated names by which the Funds sometimes are referred to in this Proxy Statement and groups the Funds into "AC Funds" and "VK Funds". Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the

Funds and abbreviated Fund names. Other Van Kampen American Capital investment companies not listed on Annex A will vote at separate shareholder meetings on proposals substantially similar to the proposals in this Proxy Statement. They will hold separate shareholder meetings because their shareholders will consider proposals which do not affect the Funds. If you are a shareholder of Van Kampen American Capital investment companies not listed on Annex A, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                       PROPOSAL                       AFFECTED FUNDS
                       --------                       --------------
1.   Approval of New Advisory Agreement                  All Funds
2.   Election of Trustees                                All Funds
3.   Ratification of Independent Public
     Accountants
     3A. Ratification of KPMG Peat Marwick LLP           VK Funds*
     3B. Ratification of Price Waterhouse LLP            AC Funds*

---------------
* As defined in Annex A.

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  The Board of Trustees has fixed the close of business on April 14, 1997, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, the voting requirement is the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act, as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon. With respect to Proposal 2, the affirmative vote of a plurality of the Shares of a Fund present in person or by proxy is necessary to elect each nominee to the Board of Trustees of each Fund. With respect to Proposals 3A and 3B, the affirmative vote of a majority of the Shares of a Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for such Fund.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR approval of each New Advisory Agreement;

  - FOR each nominee for the Board of Trustees; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

  All Shares of a Fund affected by a proposal will vote together as a single class on such proposal. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities entitled to vote. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 through 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
------------------------------------------------------------------------------

THE ADVISERS

  Van Kampen American Capital Asset Management, Inc. ("Asset Management") acts as investment adviser for each AC Fund. Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") acts as investment adviser for each VK Fund. Asset Management and Advisory Corp. sometimes are referred to herein collectively as the "Advisers" or individually as an "Adviser".

  The Advisers currently are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. ("VKAC Holding"). VKAC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley. The addresses of VKAC Holding, VKAC and the Advisers are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

  Prior to December 1994, Asset Management provided investment advisory services under the name American Capital Asset Management, Inc. Prior to January 1995, Advisory Corp. provided investment advisory services under the name Van Kampen Merritt Investment Advisory Corp.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, Morgan Stanley Asset Management, Inc. a registered investment adviser, and Morgan Stanley & Co. International Limited, provide a wide range of financial services on a global basis. Their principal businesses include: securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indicies; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER DISCOVER

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers, and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional accounts. InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory and administrative capacities to 102 investment companies (the "InterCapital Fund") and other portfolios with net assets under management of approximately $91.4 billion at March 31, 1997.

THE MERGER

  Pursuant to the Merger Agreement, Morgan Stanley will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, each Adviser will be an indirect subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  Under the terms of the Merger Agreement, the Board of Directors of MSDWD initially will consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  The Advisers do not anticipate any reduction in the quality of services now provided to the Funds, and do not expect that the Merger will result in any material changes in the business of the Advisers or in the manner in which the Advisers render services to the Funds. The Advisers also anticipate that neither the Merger nor any ancillary transactions will have any adverse effect on the Advisers' ability to fulfill their respective obligations under the New Advisory Agreements (as defined below) or to operate their businesses in a manner consistent with past business practices.

  In connection with Morgan Stanley's purchase of VKAC Holding on October 31, 1996, certain officers of the Advisers, including Dennis J. McDonnell, who currently is a member of the Board of Trustees, and Don G. Powell, who was a member of the Board of Trustees prior to August 1996 and is a nominee to the Board of Trustees of each VK Fund as set forth in Proposal 2 below, entered into employment agreements with VKAC Holding which expire from between 1998 and 2000. Certain of such officers, including Messrs. McDonnell and Powell also were granted options to purchase shares of common stock of Morgan Stanley which vest from 1999 to 2001. Certain officers of the Advisers also entered into retention agreements with VKAC Holding, which will remain in place following the consummation of the Merger. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Advisers (and thus to the Funds) until such agreements expire. Finally, certain officers of the Advisers, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley from 1997 to 2000. As a result of the Merger, such preferred stock shall be convertible into common stock of MSDWD at the effective time of the Merger.

THE ADVISORY AGREEMENTS

  In anticipation of the Merger, a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Trustees") approved a new investment advisory agreement (the "New Advisory Agreement") between each Fund and its respective Adviser. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund are being asked to approve its respective New Advisory Agreement. See "The New Advisory Agreements" below.

  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for each AC Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 25, 1996 in connection with the acquisition of Asset Management's corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of each AC Fund at a meeting held on October 25, 1996 relating to the acquisition of Asset Management's corporate parent by Morgan Stanley.

  The Current Advisory Agreement for each VK Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 25, 1996 in connection with the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley (except for the Current Advisory Agreement of the High Yield Fund which was approved on January 23, 1997 and is reviewed by the Board of Trustees on a quarterly basis). The Current Advisory Agreement was last approved by the shareholders of each VK Fund at a meeting held on October 25, 1996 relating to the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley.

  Each Current Advisory Agreement provides that the respective Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of such Fund if duly elected to such positions.

  Each Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates, except (i) in the case of the agreement between each VK Fund and Advisory Corp., a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisory Corp. in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each Current Advisory Agreement, and (ii) in the case of the agreement between each AC Fund and Asset Management, a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of Asset Management in the performance of its obligations and duties under each Current Advisory Agreement.

  The fees payable to Asset Management by the AC Funds are reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by Asset Management or any other direct or indirect majority-owned subsidiary of VKAC Holding in connection with the purchase or sale of portfolio investments of the AC Funds, less expenses incurred by Asset Management in connection with such activities.

  The Advisers' activities are subject to the review and supervision of the Board of Trustees to which the Advisers render periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment. In the case of the AC Funds, the Current Advisory Agreement also terminates if either an AC Fund or Asset Management goes into liquidation or a receiver is appointed with respect to their assets or if either party breaches the Current Advisory Agreement and fails to remedy the breach within 30 days of receiving notice thereof from the other party.

  The net assets of each of the Funds as of April 14, 1997, as well as other investment companies sponsored by VKAC and advised by either of the Advisers, and the rates of compensation to the respective Adviser are set forth at Annex C hereto. Each respective Fund paid net advisory expenses, for its most recently completed fiscal year, in the amounts set forth at Annex D hereto.

  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of outside legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of a nonrecurring nature. Each Fund also compensates its Adviser, VKAC, the Distributor (defined below) and ACCESS (defined below) for certain non-advisory services provided pursuant to agreements discussed below. See "OTHER INFORMATION -- Non-Advisory Agreements" below.

  THE NEW ADVISORY AGREEMENTS. The Board of Trustees approved a proposed New Advisory Agreement between each AC Fund and Asset Management on April 15, 1997, the form of which is attached hereto as Annex B-1. The Board of Trustees approved a proposed New Advisory Agreement between each VK Fund and

Advisory Corp. on April 15, 1997, the form of which is attached hereto as Annex B-2.

  The form of the proposed New Advisory Agreement between each Fund and its respective Adviser is substantially similar to the Current Advisory Agreement between such Fund and its Adviser. The material differences between the Current Advisory Agreement and the New Advisory Agreement are described in this paragraph. Each New Advisory Agreement designates certain officers of the respective Adviser and the officers of each Fund as essential personnel with respect to the operations of the respective Fund. Under the terms of the New Advisory Agreement, an Adviser may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. Each New Advisory Agreement also prohibits the respective Adviser from changing its name without the prior consent of the Board of Trustees.

  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, contractual advisory fees payable to the respective Adviser by each Fund would have been identical to those payable under each Current Advisory Agreement.

  In connection with approving the New Advisory Agreements, the Board of Trustees held a special telephone meeting on February 10, 1997, special in-person meetings on March 14, 1997 and March 27, 1997 and a regular quarterly meeting on April 14-15, 1997. At the meetings, the Boards of Trustees considered the possible effects of the Merger upon VKAC, the Advisers, Van Kampen American Capital Distributors, Inc., the distributor of the Funds' shares (the "Distributor"), and ACCESS Investors Services, Inc., the transfer agent for each of the Funds ("ACCESS"), and upon their ability to provide investment advisory, distribution, transfer agency and other services to each respective Fund. Representatives of Morgan Stanley, Dean Witter Discover and VKAC attended one or more of the in-person meetings and represented to the Board of Trustees that (i) the VKAC family of funds will be maintained and operated as a separate mutual fund complex and will not be consolidated with Dean Witter Discover's InterCapital Funds, and (ii) VKAC, the Advisers, the Distributor and ACCESS will be maintained separate from their counterparts in the InterCapital Fund complex and will be operated for the benefit of the Funds and other investment companies sponsored by VKAC. The representatives of Morgan Stanley, Dean Witter Discover and VKAC also stated that (i) the Funds will continue to be distributed by the Distributor through third-party broker-dealers and, following the Merger, also will be distributed through Dean Witter Discover's broker-dealers on a proprietary basis, and (ii) the InterCapital Funds will continue to be distributed solely through Dean

Witter Discover broker-dealers on a proprietary basis. The representatives of Morgan Stanley and Dean Witter Discover also described the financial and other resources available to VKAC and its affiliates, after giving effect to the Merger, to secure for each Fund quality investment research, investment advice, distribution, transfer agency and other client services.

  In evaluating the New Advisory Agreements, the Board of Trustees took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by each Fund, are substantially similar, except for those provisions added to each New Advisory Agreement at the request of the Trustees. The Board of Trustees considered the skills and capabilities of the Advisers, the representations of Morgan Stanley, Dean Witter Discover and VKAC described above and the representations of officers of Morgan Stanley and Dean Witter Discover that no material change was planned in the current management or facilities of the Advisers as a result of the Merger. The Board of Trustees also considered the reputation, expertise and resources of Morgan Stanley and Dean Witter Discover and their affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of the Advisers, the Distributor and ACCESS pursuant to current and future employment and retention agreements to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Funds. The Board of Trustees also considered the affect of certain shares of preferred stock of Morgan Stanley owned by senior management of the Advisers becoming immediately convertible into common stock of Morgan Stanley at the time of the Merger. The Trustees considered the possible benefits the Advisers may receive as a result of the Merger, including the continued use, to the extent permitted by law, of Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Board of Trustees considered the affects on the Funds of the Advisers becoming affiliated persons of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with MSDWD and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co. or DWR, both of which will be wholly-owned broker-dealer subsidiaries of MSDWD, in transactions in which Morgan Stanley & Co. or DWR acts as a principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR act as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. or DWR is acting as an underwriter. In this connection, management of the Advisers represented to the Board of Trustees that they do not believe these prohibitions or conditions will have a material affect on the management or performance of the Funds and, to the extent permitted by applicable law, VKAC anticipates that the Funds will continue to use Morgan Stanley & Co., DWR and their affiliates for brokerage services. The amount of commissions paid by each Fund to Morgan Stanley & Co. and DWR, if any, during its most recently completed fiscal year is set forth on Annex D to this Proxy Statement.

  The Board of Trustees were advised that Section 15(f) of the 1940 Act is still applicable to the Advisers as a result of Morgan Stanley's previous acquisition of the Advisers' parent corporation on October 31, 1996. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of Morgan Stanley, Dean Witter Discover and VKAC are aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Funds.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of the Board of Trustees currently complies with such condition and, if each of the nominees set forth in Proposal 2 below is elected to the Board of Trustees, the composition of the Boards of Trustees would comply with such condition.

  The Board of Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by each respective Fund into a New Advisory Agreement would be in the best interest of each Fund and the shareholders of each Fund. The Board of Trustees of each Fund, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the shareholders of the respective Fund at the Meeting. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each

New Advisory Agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In the event that shareholders of a Fund do not approve the New Advisory Agreement with respect to a Fund and the Merger is consummated, the Board of Trustees of such Fund would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the respective Adviser or from another advisory organization. Thereafter, the Board of Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Merger is not consummated, the Advisers would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, each New Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the respective Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit each New Advisory Agreement for consideration by the shareholders of the respective Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Each Fund is organized as a series of a Delaware business trust (the "Delaware Trusts"), except that the Pennsylvania Fund is organized for tax purposes as a Pennsylvania trust (the "Pennsylvania Trust") (collectively, the Delaware Trusts and the Pennsylvania Trust are referred to herein as the "Trusts"). With respect to each VK Trust, 10 trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. With respect to each AC Trust, 9 trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. The election of each nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of all the Shares of such Trust present in person or by proxy. The shareholders of all of the series of a Trust will vote together as a single class to elect the trustees of the respective Trust. Those Trusts comprised of more than one series are indicated as such on Annex A hereto. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

THE TRUSTEES

  Each of the nominees to the Board of Trustees listed below has served as a member of the Board of Trustees since his or her initial election or appointment to the Board of Trustees as set forth in Annex J, except Messrs. DeMartini and Powell. Mr. Richard M. DeMartini has not previously served on the Board of Trustees. The Board of Trustees has determined that adding Mr. DeMartini to the Board of Trustees is in the best interest of shareholders of each respective Fund following the Merger. The Board of Trustees believes that adding Mr. DeMartini to the Board of Trustees will benefit the Funds because of his knowledge of, and experience with, Dean Witter Discover and the InterCapital Funds. Mr. DeMartini's term on each Board of Trustees will commence on the later of his election to the Board of Trustees at the Meeting or the consummation of the Merger. If the Merger is not consummated, Mr. DeMartini will not join the Board of Trustees.

  Mr. Don G. Powell served on the Board of Trustees prior to August 15, 1996. Mr. Powell is the Chief Executive Officer and President of VKAC. He is being nominated to the Board of Trustees of each VK Fund, but he is not being nominated to the Board of Trustees of the AC Funds so that the AC Funds may maintain compliance with Section 15(f) of the 1940 Act. The Board of Trustees of the AC Funds currently anticipates appointing Mr. Powell to the Board of Trustees of the AC Funds when permissible under Section 15(f). The Board of Trustees has determined that adding Mr. Powell to the Board of Trustees as described herein is in the best interest of shareholders of each respective Fund, in order to fill the vacancy created by the resignation of Mr. Dennis J. McDonnell from the Board of Trustees, whose resignation will become effective concurrent with the closing of the Merger.

  With respect to each Trust, each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                         PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                        IN PAST 5 YEARS
      ---------------------              -----------------------------------
J. Miles Branagan.................  Private investor Co-founder, and prior to
  1632 Morning Mountain Road        August 1996, Chairman, Chief Executive
  Raleigh, NC 27614                 Officer and President, MDT Corporation (now
  Date of Birth: 07/14/32           known as Getinge/Castle, Inc., a subsidiary
                                    of Getinge Industrier AB), a company which
                                    develops, manufactures, markets and services
                                    medical and scientific equipment. Trustee of
                                    each of the funds in the Fund Complex
                                    (defined below).
Richard M. DeMartini*.............  President and Chief Operating
  Two World Trade Center            Officer, Dean Witter Capital, a division of
  66th Floor                        DWR. Director of DWR, InterCapital, Dean
  New York, NY 10048                Witter Distributors, Inc. and Dean Witter
  Date of Birth: 10/12/52           Trust Company. Executive Vice President of
                                    Dean Witter Discover. Member of Dean Witter
                                    Discover Management Committee. Trustee of the
                                    TCW/DW Funds. Director, National Healthcare
                                    Resources, Inc. Formerly Vice Chairman of the
                                    Board of the National Association of
                                    Securities Dealers, Inc. Formerly Chairman of
                                    the Board of The Nasdaq Stock Market, Inc.
Linda Hutton Heagy................  Partner, Ray & Berndtson, Inc.
  Sears Tower                       an executive recruiting and management
  233 South Wacker Drive            consulting firm. Formerly, Executive Vice
  Suite 4020                        President of ABN AMRO, N.A., a Dutch bank
  Chicago, IL 60606                 holding company. Prior to 1992, Executive
  Date of Birth: 06/03/48           Vice President of La Salle National Bank.
                                    Trustee of each of the funds in the Fund
                                    Complex.
R. Craig Kennedy..................  President and Director, German Marshall
  11 DuPont Circle, N.W.            Fund of the United States. Formerly,
  Washington, D.C. 20036            advisor to the Dennis Trading Group Inc.
  Date of Birth: 02/29/52           Prior to 1992, President and Chief Executive
                                    Officer, Director and Member of the
                                    Investment Committee of the Joyce Foundation,
                                    a private foundation. Trustee of each of the
                                    funds in the Fund Complex.

                                         PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                        IN PAST 5 YEARS
      ---------------------              -----------------------------------
Jack E. Nelson....................  President, Nelson Investment Planning
  423 Country Club Drive            Services, Inc., a financial planning company
  Winter Park, FL 32789             and registered investment adviser. President,
  Date of Birth: 02/13/36           Nelson Ivest Brokerage Services Inc., a
                                    member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and
                                    Securities Investors Protection Corp.
                                    ("SIPC"). Trustee of each of the funds in the
                                    Fund Complex.
Don G. Powell(+)*.................  Chairman, President, Chief Executive
  2800 Post Oak Blvd.               Officer and a Director of VKAC. Chairman,
  Houston, TX 77056                 Chief Executive Officer and a Director of the
  Date of Birth: 10/19/39           Distributor, the Advisers, Van Kampen
                                    American Capital Management, Inc.
                                    ("Management Inc.") and Van Kampen American
                                    Capital Advisors, Inc. ("Advisors Inc.").
                                    Chairman and a Director of ACCESS, Van Kampen
                                    American Capital Recordkeeping Services, Inc.
                                    and Van Kampen American Capital Trust
                                    Company. Chairman, President and a Director
                                    of Van Kampen American Capital Services, Inc.
                                    and Van Kampen American Capital Exchange
                                    Corporation. Prior to November, 1996,
                                    President, Chief Executive Officer and a
                                    Director of VKAC Holding. President, Chief
                                    Executive Officer and a Trustee/Director of
                                    certain open-end investment companies and
                                    closed-end investment companies advised by
                                    Asset Management. Chairman of the Board of
                                    Governors and the Executive Committee of the
                                    Investment Company Institute. Prior to July
                                    1996, President, Chief Executive Officer and
                                    a Trustee/Director of the funds in the Fund
                                    Complex, open-end investment companies
                                    advised by Management Inc. and closed-end
                                    investment companies advised by Advisory
                                    Corp.

                                         PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                        IN PAST 5 YEARS
      ---------------------              -----------------------------------
Jerome L. Robinson*...............  President, Robinson Technical Products
  115 River Road                    Corporation, a manufacturer and processor of
  Edgewater, NJ 07020               welding alloys, supplies and equipment.
  Date of Birth: 10/10/22           Director, Pacesetter Software, a software
                                    programming company specializing in white
                                    collar productivity. Director, Panasia Bank.
                                    Trustee of each of the funds in the Fund
                                    Complex.

Phillip B. Rooney.................  Private investor. Director, Illinois Tool
  348 East Third Street             Works, Inc., a manufacturing company;
  Hinsdale, IL 60521                Director, The Servicemaster Company, a
  Date of Birth: 07/08/44           business and consumer services company;
                                    Director, Urban Shopping Centers Inc., a
                                    retail mall management company; Director,
                                    Stone Container Corp., a paper manufacturing
                                    company. Trustee, University of Notre Dame.
                                    Formerly, President and Chief Executive
                                    Officer, WMX Technologies Inc., an
                                    environmental services company, and prior to
                                    that President and Chief Operating Officer,
                                    WMX Technologies Inc. Trustee of each of the
                                    funds in the Fund Complex.
Fernando Sisto....................  Professor Emeritus and, prior to
  155 Hickory Lane                  1995, Dean of the Graduate School, Stevens
  Closter, NJ 07624                 Institute of Technology. Director, Dynalysis
  Date of Birth: 08/02/24           of Princeton, a firm engaged in engineering
                                    research. Trustee of each of the funds in the
                                    Fund Complex.
Wayne W. Whalen*..................  Partner in the law firm of Skadden, Arps,
  333 West Wacker Drive             Slate, Meagher & Flom (Illinois), legal
  Chicago, IL 60606                 counsel to the funds in the Fund Complex,
  Date of Birth: 08/22/39           open-end funds advised by Van Kampen American
                                    Capital Management, Inc. and closed-end funds
                                    advised by Advisory Corp. Trustee of each of
                                    the funds in the Fund Complex, open-end funds
                                    advised by Van Kampen Capital Management,
                                    Inc. and closed-end funds advised by Advisory
                                    Corp.

---------------
+ Nominee to the Board of Trustees of the VK Funds only.

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. De Martini is an interested person of the Advisers and the

  Funds by reason of his positions with Dean Witter Discover and its affiliates. Mr. Powell is an interested person of the Advisers and the Funds by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds and is an interested person of Asset Management with respect to certain AC Funds by reason of his firm in the past acting as legal counsel to Asset Management. Mr. Robinson is an interested person of the Tax Free Money Fund by reason of his owning more than 5% of such Fund's outstanding Shares.

  As of April 14, 1997, certain nominees owned, directly or beneficially, the number of Class A Shares of each Fund as set forth on Annex K to this Proxy Statement. Nominees who do not own any Shares of the Funds have been omitted from the table. Funds which are not owned by any nominees also have been omitted from the table.

  During each Fund's respective fiscal year ended in 1996, the Board of Trustees held between 5 and 9 meetings for each Fund. All of the incumbent nominees to the Board of Trustees attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such trustee was a member during the period of such Trustee's service for each Fund's 1996 fiscal year. During each Fund's 1996 fiscal year, the Fund had no standing committees other than an audit committee, a brokerage committee and a retirement plan committee.

  Each Fund's audit committee currently consists of Messrs. Kennedy, Robinson and Sisto. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. Each Fund's brokerage committee currently consists of Ms. Heagy and Messrs. Branagan, Nelson and Rooney. The brokerage committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices. Each Fund's retirement plan committee currently consists of Ms. Heagy and Messrs. Kennedy and Nelson. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters that arise with respect thereto. During each Fund's 1996 fiscal year, the audit committee and the brokerage committee of each Fund held between 1 and 3 meetings. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The Trustees of each Fund who are not "interested persons" of such Fund (as defined by the 1940 Act) are required to select and nominate such non-interested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the non-interested Trustees at the respective Trust's office. The non-interested Trustees of each Fund expect to be able to identify from their own resources an ample number of qualified candidates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex (defined below). As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of Advisory Corp., Asset Management, the Distributor, VKAC or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth on Annex J to this Proxy Statement. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed the AC Funds for expenses related to the retirement plan through December 31, 1996.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                                                             TOTAL
                                                                                         COMPENSATION
                          AGGREGATE      PENSION OR RETIREMENT    ESTIMATED MAXIMUM     BEFORE DEFERRAL
                        COMPENSATION      BENEFITS ACCRUED AS    ANNUAL BENEFITS FROM      FROM FUND
                       BEFORE DEFERRAL       PART OF FUND           EACH FUND UPON      COMPLEX PAID TO
       NAME(1)         FROM EACH FUND          EXPENSES             RETIREMENT(4)         TRUSTEE(5)
       -------         ---------------   ---------------------   --------------------   ---------------
J. Miles Branagan*               (2)                  (3)                $2,500            $104,875
Dr. Richard E. Caruso            (2)                  (3)                   -0-                 -0-
Philip P. Gaughan                (2)                  (3)                 2,000              16,875
Linda Hutton Heagy*              (2)                  (3)                 2,500             104,875
Dr. Roger Hilsman                (2)                  (3)                 2,500             103,750
R. Craig Kennedy*                (2)                  (3)                 2,500             104,875
Donald C. Miller                 (2)                  (3)                 2,500             104,875
Jack E. Nelson*                  (2)                  (3)                 2,500              97,875
David Rees                       (2)                  (3)                 2,500              22,000
Jerome L. Robinson*              (2)                  (3)                 2,500             101,625
Lawrence J. Sheehan              (2)                  (3)                   -0-              22,000
Dr. Fernando Sisto*              (2)                  (3)                 2,500             104,875
Wayne W. Whalen*                 (2)                  (3)                 2,500             104,875
William S. Woodside              (2)                  (3)                 2,500             104,875

---------------
* Currently a member of the Board of Trustees and a nominee to the Board of Trustees to be voted on by shareholders of the Funds at the Meeting. Mr. Phillip B. Rooney also is a current member of the Board of Trustees and a nominee to the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Funds prior to April 14, 1997. Mr. McDonnell, a trustee for each Trust during all or a portion of each Fund's last fiscal year, and Messrs. DeMartini and Powell are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Funds. Mr. McDonnell, currently a member of the Board of Trustees, intends to resign from the Board of Trustees at the time of the Merger.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the most recently completed fiscal year of one or more of the Funds. Mr. Caruso was removed from the Board of Trustees effective September 7, 1995. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.

(2) The Aggregate Compensation before Deferral from each Fund during its 1996 fiscal year is shown in Annex E. Certain trustees deferred all or a portion of their 1996 Aggregate Compensation from each Fund as shown in Annex F. The cumulative deferred compensation (including interest) from each Fund at the end of its last fiscal year is shown in Annex G. The deferred compensation plan is described above the 1996 Compensation Table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The retirement benefits accrued per Fund as part of such Fund's expenses during its 1996 fiscal year are shown in Annex H. The Retirement Plan is described above the 1996 Compensation Table.

(4) This is the estimated maximum annual benefits payable per Fund in each year of the 10-year period commencing in the year of such trustee's retirement from such Fund assuming: the trustee has 10 or more years of service on the Board of the respective Fund (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the respective Fund may receive reduced retirement benefits from such Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth on Annex J to this Proxy Statement.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies advised by Asset Management or Advisory Corp. that have the same members on each investment company's Board of Trustees as of December 31, 1996 (the "Fund Complex") before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. Asset Management, Advisory Corp. and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by Asset Management, Advisory Corp. and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

  Following the Meeting, the Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of each Trust that holders of record of two-thirds of the outstanding shares of such trusts may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The Board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of a Trust present in person or by proxy is required to elect the nominees to such Trust. THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 3A: RATIFICATION OF INDEPENDENT PUBLIC
                ACCOUNTANTS FOR VK FUNDS
------------------------------------------------------------------------------

  The Board of Trustees of each VK Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of KPMG Peat Marwick LLP, independent public accountants, to examine the financial statements for the current fiscal year of each VK Fund. Each VK Fund knows of no direct or indirect financial interest of such firm in such VK Fund. The appointment is subject to ratification or rejection by the shareholders of each VK Fund.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each VK Fund, voting with respect to such VK Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each VK Fund present in person or by proxy and voting is required to ratify the selection of the independent public accountants for such VK Fund. THE BOARD OF TRUSTEES OF EACH VK FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH VK FUND.
------------------------------------------------------------------------------
PROPOSAL 3B: RATIFICATION OF INDEPENDENT PUBLIC
                ACCOUNTANTS FOR AC FUNDS
------------------------------------------------------------------------------

  The Board of Trustee of each AC Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements for the current fiscal year of each AC Fund. Each AC Fund knows of no direct or indirect financial interest of such firm in such AC Funds. The appointment is subject to ratification or rejection by the shareholders of each AC Fund.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each AC Fund, voting with respect to such AC Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each AC Fund present in person or by proxy and voting is required to ratify the selection of the independent public accountants for such AC Fund. THE BOARD OF TRUSTEES OF EACH AC FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH AC FUND.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISERS

  The following table sets forth certain information concerning the principal executive officers and directors of the Advisers.

                     DIRECTORS AND OFFICERS OF THE ADVISERS

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
Dennis J. McDonnell.....  President, Chief Operating Officer and a
  One Parkview Plaza      Director of the Advisers, Management Inc. and
  Oakbrook Terrace, IL    Advisors Inc. Executive Vice President and a
  60181                   Director of VKAC. Director of MCM Group,
                          Inc., McCarthy, Crisanti & Maffei, Inc., MCM
                          Asia Pacific Company, Limited and MCM
                          (Europe) Limited. Prior to November, 1996,
                          Executive Vice President and a Director of
                          VKAC Holding. President, Chairman of the
                          Board and Trustee of closed-end investment
                          companies advised by Advisory Corp. President
                          and Trustee of the funds in the Fund Complex.
Ronald A. Nyberg........  Executive Vice President, General Counsel and
  One Parkview Plaza      Secretary of VKAC. Executive Vice President,
  Oakbrook Terrace, IL    General Counsel, Assistant Secretary and a
  60181                   Director of the Distributor, the Advisers,
                          Management Inc., Van Kampen American Capital
                          Trust Company, Van Kampen American Capital
                          Recordkeeping Services, Inc. and Van Kampen
                          American Capital Insurance Agency of
                          Illinois, Inc. Executive Vice President,
                          General Counsel and Assistant Secretary of
                          Advisors Inc., Van Kampen American Capital
                          Exchange Corporation, ACCESS and Van Kampen
                          American Capital Services, Inc. Prior to
                          November 1996, Executive Vice President,
                          General Counsel and Secretary of VKAC
                          Holding. Vice President and Secretary of the
                          funds in the Fund Complex, other open-end
                          investment companies advised by Asset
                          Management, open-end investment companies
                          advised by Management Inc. and closed-end
                          investment companies advised by the Advisers.
                          Director of ICI Mutual Insurance Co., a
                          provider of insurance to members of the
                          Investment Company Institute.

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
William R. Rybak........  Executive Vice President and Chief Financial
  One Parkview Plaza      Officer of VKAC since February 1993.
  Oakbrook Terrace, IL    Treasurer of VKAC Holding through December
  60181                   1993 and Executive Vice President and Chief
                          Financial Officer of VKAC Holding through
                          October 1996. Executive Vice President, Chief
                          Financial Officer and a Director of the
                          Distributor, the Advisers, Management Inc.
                          and Van Kampen American Capital Recordkeeping
                          Services, Inc. Executive Vice President and
                          Chief Financial Officer of Advisors Inc., Van
                          Kampen American Capital Exchange Corporation,
                          Van Kampen American Capital Trust Company,
                          ACCESS and Van Kampen American Capital
                          Insurance Agency of Illinois, Inc. Director
                          of Alliance Bancorp, a savings and loan
                          holding company, and prior to February 1997,
                          Chairman of the Board of Hinsdale Financial
                          Corp., a savings and loan holding company.
Peter W. Hegel..........  Executive Vice President of Advisory Corp.,
  One Parkview Plaza      Management Inc. and Advisors Inc. Executive
  Oakbrook Terrace, IL    Vice President and Director of Asset
  60181                   Management. Vice President of the funds in
                          the Fund Complex, open-end investment
                          companies advised by Management Inc. and
                          closed-end investment companies advised by
                          Advisory Corp.
Alan T. Sachtleben......  Executive Vice President of the Advisers and
  2800 Post Oak Blvd.     Management Inc. Executive Vice President and
  Houston, TX 77056       Director of Advisors Inc. Vice President of
                          the funds in the Fund Complex and certain
                          open-end investment companies advised by
                          Asset Management.

  The following table sets forth the trustees and officers of the Funds who are also officers of the Advisers.

                NAME                             POSITIONS WITH THE FUNDS
                ----                             ------------------------
Dennis J. McDonnell..................  President
Peter W. Hegel.......................  Vice President
Curtis W. Morell.....................  Vice President and Chief Accounting Officer
Ronald A. Nyberg.....................  Vice President and Secretary
Alan T. Sachtleben...................  Vice President
Paul R. Wolkenberg...................  Vice President
Edward C. Wood III...................  Vice President and Chief Financial Officer
John L. Sullivan.....................  Treasurer
Tanya M. Loden.......................  Controller
Nicholas Dalmaso.....................  Assistant Secretary
Huey P. Falgout, Jr..................  Assistant Secretary
Scott E. Martin......................  Assistant Secretary
Weston B. Wetherell..................  Assistant Secretary
Steven M. Hill.......................  Assistant Treasurer
M. Robert Sullivan...................  Assistant Controller

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of the Advisers, the Distributor, VKAC or their affiliates and receive compensation in such capacities.

NON-ADVISORY AGREEMENTS

  In connection with the Board of Trustee's review and approval of the New Advisory Agreements as described above, the Board of Trustees reviewed and approved certain other agreements with the Advisers, VKAC, the Distributor and ACCESS. These agreements do not need to be voted on by the shareholders of the Funds at the Meeting. The Advisers currently anticipate that the services provided to the Funds pursuant to these agreements will continue to be provided after the proposed New Advisory Agreements are approved.

  Distribution Agreement, Distribution Plan and Service Plan. Each Fund has entered into a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers. In connection with their consideration of the Merger, the Board of Trustees considered the affects of the Merger on the Distributor and the ability of the Distributor to continue distributing the shares of the Funds. The new distribution agreement between each Fund and the Distributor is substantially similar to the current distribution agreement, except that the new distribution agreement designates certain officers of the Distributor and the officers of the Fund to be essential personnel with respect to the operations of the Fund. The Distributor may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. In addition, the Distributor may not distribute shares of any investment companies other than the Funds without the prior approval of the Board of Trustees. The Distributor may not change its name without the prior consent of the Board of Trustees. Under each distribution agreement, each Fund paid the Distributor the amount set forth Annex D hereto for its most recently completed fiscal year.

  Each Fund (with the exception of the Foreign Securities Fund, the Life Investment Trust and Small Capitalization Fund) has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. Each Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay to the Distributor a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are implemented through an agreement with the Distributor. The Distributor has entered into sub-agreements with certain members of the NASD who are acting as securities dealers, as well as NASD members or eligible non-members who are acting as brokers or agents. The Funds have entered into similar agreements with financial intermediaries who are acting as brokers that may provide for their customers or clients certain services or assistance. The agreements between the Distributor and certain brokers, dealers and agents and the agreements between the Funds and certain financial intermediaries, which agreements implement the Distribution Plan and the Service Plan, are referred to herein collectively as the "Selling Agreements." Brokers, dealers and financial intermediaries that have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Each Fund (with the exception of the Foreign Securities Fund, the Life Investment Trust and Small Capitalization Fund) may spend an aggregate amount of up to 0.25% per year (0.15% for the Reserve Fund) of the average daily net assets attributable to the Class A Shares (or, for Funds with only one class of shares, such Shares) of the respective Fund pursuant to the Distribution Plan and the Service Plan. From such amount, each Fund may spend up to the full 0.25% per year (0.15% for the Reserve Fund) of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. Each Fund (with the exception of the Foreign Securities Fund, the Life Investment Trust and Small Capitalization
Fund) pays the Distributor the lesser of the balance of the 0.25% (0.15% for the Reserve Fund) not paid to such financial intermediaries or the amount of the Distributor's actual distribution related expenses.

  Each Fund (with the exception of the Foreign Securities Fund, the Life Investment Trust and Small Capitalization Fund) may spend up to 0.75% per year of its average daily net assets attributable to its Class B Shares pursuant to the Distribution Plan. In addition, each Fund may spend up to 0.25% per year (0.15% for the Reserve Fund) of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Each Fund (with the exception of the Foreign Securities Fund, the Life Investment Trust and Small Capitalization Fund) may spend up to 0.75% per year of the average daily net assets attributable to its Class C Shares pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediary's customers. In addition, each Fund may spend up to 0.25% per year (0.15% for the

Reserve Fund) of the respective Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Amounts payable to the Distributor with respect to the Class A Shares (or, for Funds with only one class of shares, such Shares) under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B Shares and Class C Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward (on a Fund level basis). Because a Fund's distribution expenses are accounted for on a Fund-wide basis, a particular CDSC Share may pay distribution expenses greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share.

  Transfer Agency Agreement. Each Fund has entered into a Transfer Agency Agreement with ACCESS pursuant to which ACCESS provides transfer agency and dividend disbursing services for such Fund. The address of ACCESS is 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. For its services, ACCESS charges each Fund a fee that is determined in accordance with a cost allocation model developed in conjunction with, and periodically reviewed by, Coopers & Lybrand LLP. The model allocates among the Funds ACCESS' cost of providing the Funds with transfer agency services, plus a profit margin approved by the Board of Trustees. The allocation is based upon a number of factors including the number of shareholder accounts per Fund, the number and type of shareholder transactions experienced by each Fund and other factors. Under the Transfer Agency Agreement, each Fund paid ACCESS the amount set forth at Annex D hereto for its most recently completed fiscal year. In connection with their consideration of the Merger, the Board of Trustees considered the effects of the Merger on ACCESS and the ability of ACCESS to continue to provide transfer agency and dividend disbursing services to the Funds. The new Transfer Agency Agreement between the Funds and ACCESS is substantially similar to the current Transfer Agency Agreement, except that the new Transfer Agency Agreement designates certain officers of the transfer agent and the officers of the Fund to be essential personnel. ACCESS may not make any material or significant personnel changes or replace any essential personnel or materially change their duties and responsibilities prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner.

  Fund Accounting Agreement. Each Fund has entered into an accounting services agreement with Advisory Corp. pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian of each Fund's assets. The Board of Trustees of each Fund has approved an amendment to each Fund's accounting services agreement whereby Advisory Corp. will assume responsibility for providing accounting services currently provided by the custodian of each Fund's assets. Each AC Fund is party to the Fund Accounting Agreement, and currently receives, or as soon as practicable will receive, all accounting services through Advisory Corp. Each Fund shares equally, together with the other mutual funds advised and distributed by the Advisers and the Distributor, respectively, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by each Fund based proportionally upon their respective net assets. Under the Fund Accounting Agreements, each Fund paid Advisory Corp. the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Legal Services Agreement. Each VK Fund has entered into a Legal Services Agreement pursuant to which VKAC provides legal services, including without limitation maintenance of the VK Funds' minute books and records, preparation and oversight of the VK Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues. Payment by each VK Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Under the Legal Services Agreement, each VK Fund paid VKAC the amount set forth at Annex D hereto for its most recently completed fiscal year. VKAC also provides legal services for the AC Funds, which do not currently reimburse VKAC for the provision of such services. VKAC allocates 50% of its costs equally to each Fund and the remaining 50% of such costs are allocated to specific Funds based on specific time allocations, or in the event services are attributable only to types of investment companies (i.e. closed-end or open-end), the relative amount of time spent on each type of investment companies and then further allocated among Funds of that type based upon their respective net asset values.

SHAREHOLDER INFORMATION

  As of April 4, 1997, the "interested persons" of each Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of each Fund, except for the Tax Free Money Fund, in which Mr. Robinson, a trustee of such Fund, owns more than 5% of such Fund's outstanding shares. Shareholders who, to the knowledge of the Funds, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of April 4, 1997 are set forth at Annex I hereto.

  The number of each Fund's outstanding Shares as of April 14, 1997 is set forth at Annex C hereto.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  Morgan Stanley or its affiliates will pay the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or VKAC, or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $2,250,000.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, each Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,

                                          Vice President and Secretary
April 21, 1997

                                                                         ANNEX A

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the Van Kampen American Capital mutual funds (the "Funds") participating in the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Wednesday, May 28, 1997, at 10:00 a.m. Those Funds listed under the heading "AC Funds" have entered into an investment advisory agreement with Van Kampen American Capital Asset Management, Inc. Those Funds listed under the heading "VK Funds" have entered into an investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. Each Fund is organized as a series of a Delaware business trust (the "Delaware Trusts"), except that the Pennsylvania Fund is organized as a Pennsylvania trust (the "Pennsylvania Trust") (collectively, the Delaware Trusts and the Pennsylvania Trust are referred to herein as the "Trusts"). The name in the left hand column below is the legal name for each Trust and each Fund and the name in the right hand column below is the abbreviated name as used in the Proxy Statement. The Fund's abbreviated name and the Trust's abbreviated name for purposes of this proxy are the same unless such Trust has multiple series or has names of series that differ from the Trust name.

                                    AC FUNDS

                    LEGAL NAME                             ABBREVIATED NAME
                    ----------                             ----------------
Van Kampen American Capital Comstock Fund           Comstock Fund
Van Kampen American Capital Corporate Bond Fund     Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund    Emerging Growth Fund
Van Kampen American Capital Enterprise Fund         Enterprise Fund
Van Kampen American Capital Equity Income Fund      Equity Income Fund
Van Kampen American Capital Government Securities   Government Securities Fund
 Fund
Van Kampen American Capital Government Target Fund  Government Target Fund
Van Kampen American Capital Growth and Income Fund  Growth and Income Fund
Van Kampen American Capital Life Investment         Life Investment Trust:
 Trust:*
 Asset Allocation Portfolio                         LIT Asset Allocation Portfolio
 Domestic Income Portfolio                          LIT Domestic Income Portfolio
 Emerging Growth Portfolio                          LIT Emerging Growth Portfolio
 Enterprise Portfolio                               LIT Enterprise Portfolio
 Government Portfolio                               LIT Government Portfolio
 Growth and Income Portfolio                        LIT Growth and Income Portfolio
 Money Market Portfolio                             LIT Money Market Portfolio
 Real Estate Securities Portfolio                   LIT Real Estate Portfolio
Van Kampen American Capital Limited Maturity        Limited Maturity Government
 Government Fund                                    Fund
Van Kampen American Capital Pace Fund               Pace Fund
Van Kampen American Capital Real Estate Securities  Real Estate Fund
 Fund
Van Kampen American Capital Reserve Fund            Reserve Fund
Van Kampen American Capital Small Capitalization    Small Capitalization Fund
 Fund
Van Kampen American Capital U.S. Government Trust   U.S. Government Trust for
 for Income                                         Income

------------
* An additional series of this Trust is voting at a separate meeting with respect to the election of trustees of this Trust. The votes of the shareholders of such other series will be aggregated with the votes of the shareholders of the series voting at this Meeting when determining if a nominee has received sufficient votes to be elected to the Board of Trustees.

                                    VK FUNDS

                   LEGAL NAME                            ABBREVIATED NAME
                   ----------                            ----------------
Van Kampen American Capital U.S. Government Trust: U.S. Government Trust:
-------------------------------------------------- -----------------------------
 Van Kampen American Capital U.S. Government       U.S. Government Fund
   Fund
Van Kampen American Capital Tax Free Trust:        Tax Free Trust:
-------------------------------------------------- -----------------------------
 Van Kampen American Capital Insured Tax Free      Insured Fund
   Income Fund
 Van Kampen American Capital Tax Free High         Tax Free High Income Fund
   Income Fund
 Van Kampen American Capital California Insured    California Fund
   Tax Free Fund
 Van Kampen American Capital Municipal Income      Municipal Income Fund
   Fund
 Van Kampen American Capital Intermediate Term     Intermediate Term Municipal
   Municipal Income Fund                           Fund
 Van Kampen American Capital Florida Insured Tax   Florida Fund
   Free Income Fund
 Van Kampen American Capital New Jersey Tax Free   New Jersey Fund
   Income Fund
 Van Kampen American Capital New York Tax Free     New York Fund
   Income Fund
Van Kampen American Capital Trust:                 VKAC Trust:
-------------------------------------------------- -----------------------------
 Van Kampen American Capital High Yield Fund       High Yield Fund
 Van Kampen American Capital Short-Term Global     Short-Term Global Fund
   Income Fund
 Van Kampen American Capital Strategic Income      Strategic Income Fund
   Fund
Van Kampen American Capital Equity Trust:          Equity Trust:
-------------------------------------------------- -----------------------------
 Van Kampen American Capital Utility Fund          Utility Fund
 Van Kampen American Capital Value Fund            Value Fund
 Van Kampen American Capital Great American        Great American Companies Fund
   Companies Fund
 Van Kampen American Capital Growth Fund           Growth Fund
 Van Kampen American Capital Prospector Fund       Prospector Fund
 Van Kampen American Capital Aggressive Growth     Aggressive Growth Fund
   Fund
Van Kampen American Capital Pennsylvania Tax       Pennsylvania Fund
 Free Income Fund
Van Kampen American Capital Tax Free Money Fund    Tax Free Money Fund
Van Kampen American Capital Foreign Securities     Foreign Securities Fund
 Fund

                                                                       ANNEX B-1

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

AGREEMENT (herein so called) made this [DATE], by and between VAN KAMPEN
AMERICAN CAPITAL                              FUND, a Delaware business trust
(hereinafter referred to as the "FUND"), and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as the "ADVISER").

The FUND and the ADVISER agree as follows:

(1) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Trustees and in conformity with applicable laws, the FUND's Agreement and Declaration of Trust ("Declaration of Trust"), By-laws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

    a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

    b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

    c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Trustees, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

    d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND trustee and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution

                                      B1-1
available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law, the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its trustees and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to shareholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Trustees; (vi) custodian, registrar and shareholder service agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Trustees; and
(xv) such nonrecurring expenses as may arise, including those associated with actions, suits or proceedings to which the FUND is a party and the legal obligation which the FUND may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated

                                      B1-2
between the FUND and any other party, such allocations shall be pursuant to methods approved by the Trustees.

  For a period of one year commencing on the effective date of this Agreement, the ADVISER and the FUND agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the ADVISER and
(ii) each director, officer and employee of the ADVISER or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the FUND each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the FUND and the FUND'S shareholders. In connection with the ADVISER'S acceptance of employment hereunder, the ADVISER hereby agrees and covenants for itself and on behalf of its Affiliates that neither the ADVISER nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner. In addition, neither the ADVISER nor any Affiliate of the ADVISER shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner.

(2) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 (the "1940 Act"), any of the shareholders, trustees, officers and employees of the FUND may be a shareholder, trustee, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the ADVISER, neither the ADVISER nor any subadviser shall be subject to liability to the FUND, or to any shareholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                                      B1-3

(3) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rate:

                            [advisory fee schedule]

  Average daily net assets shall be determined by taking the average of the net assets for each business day during a given calendar month calculated in the manner provided in the FUND's Declaration of Trust. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the FUND's shares are qualified for sale, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The Adviser's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall include the investment advisory fee and other operating expenses paid by the FUND except (i) for interest and taxes; (ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; (v) any indemnification paid by the FUND to its officers and trustees and the ADVISER in accordance with applicable state and federal laws as a result

                                      B1-4
of such litigation; and (vi) amounts paid to Van Kampen American Capital Distributors, Inc., the distributor of the FUND's shares, in connection with a distribution plan adopted by the FUND's Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4) BOOKS AND RECORDS

  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the ADVISER hereby agrees that all records which it maintains for the FUND are the property of the FUND and further agrees to surrender promptly to the FUND any of such records upon the FUND's request. The ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act.

(5) DURATION OF AGREEMENT

  This Agreement shall become effective of the date hereof, and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Trustees or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Trustees, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(6) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission (the "Commission"), or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

                                      B1-5

  The execution of this Agreement has been authorized by the FUND's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the FUND as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the FUND individually but are binding only upon the assets and property of the FUND. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

  All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  In connection with its employment hereunder, the ADVISER hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the FUND.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN
AMERICAN CAPITAL
ASSET MANAGEMENT, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------
VAN KAMPEN
AMERICAN CAPITAL
[                      ] FUND

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------

                                      B1-6

                                                                       ANNEX B-2

                                    FORM OF

                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of              , 1997 (the
"Agreement"), by and between VAN KAMPEN AMERICAN CAPITAL              , a
Delaware business trust (the "Trust"), on behalf of its series, VAN KAMPEN
AMERICAN CAPITAL              FUND (the "Fund") and VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

  1. (a) RETENTION OF ADVISER BY FUND. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this Agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In

                                      B2-1
connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) FEE. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                                         FEE PERCENT
                                         PER ANNUM OF
           AVERAGE DAILY                AVERAGE DAILY
             NET ASSETS                   NET ASSETS
           -------------                -------------

  (b) EXPENSE LIMITATION. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceeds the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such

                                      B2-2
amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this
Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  (c) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be
calculated as of              on each day the Exchange is open for trading or
such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. EXPENSES. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such

                                      B2-3
positions and subject to their individual consent and to any limitations imposed by the law.

  4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

  (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby affected.

  8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                                      B2-4

  9. DISCLAIMER. The Adviser acknowledges and agrees that, as provided by
Section 8.1 of the Declaration of Trust of the Trust, (i) this Agreement has been executed by officers of the Trust in their capacity as officers, and not individually, and (ii) the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder and that any such resort may only be had upon the assets and property of the Fund.

  10. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  11. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

VAN KAMPEN AMERICAN
CAPITAL  -------------,
on behalf of its series
                        ---------------

By:
   --------------------------------
    Name:
    Title:

VAN KAMPEN AMERICAN
CAPITAL INVESTMENT
ADVISORY CORP.

By:
   --------------------------------
    Name:
    Title:

                                      B2-5

                                                                         ANNEX C
    The table below sets forth, for each investment company advised by Advisory Corp. and Asset Management, the number of the investment company's outstanding shares as of April 14, 1997, the investment company's net assets as of April 14, 1997 and the rate at which it compensates Advisory Corp. or Asset Management for investment advisory services. Each fund for which Advisory Corp. or Asset Management has waived or reduced its compensation are marked by an "*". There can be no assurance that Advisory Corp. or Asset Management will continue such waiver or reduction.

I. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND THE VK FUNDS

                                                                   NUMBER OF SHARES      NET ASSETS             ANNUAL
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
A.   Van Kampen American Capital California Insured Tax Free
      Fund.......................................................        9,646,097     $  163,334,836   First $100 Million
                                                                                                        .500%
                                                                                                        Next $150 Million .450%
                                                                                                        Next $250 Million .425%
                                                                                                        Over $500 Million .400%
B.   Van Kampen American Capital Insured Tax Free Income Fund....       69,155,642     $1,289,795,159   First $500 Million
                                                                                                        .525%
                                                                                                        Next $500 Million .500%
                                                                                                        Next $500 Million .475%
                                                                                                        Over $1.5 Billion .450%
C.   Van Kampen American Capital Tax Free High Income Fund.......       60,457,824     $  861,393,223   First $500 Million
                                                                                                        .500%
     Van Kampen American Capital Municipal Income Fund*..........       64,107,315     $  959,978,437   Over $500 Million .450%
     Van Kampen American Capital Intermediate Term Municipal
      Income Fund*...............................................        3,299,006     $   33,196,241
     Van Kampen American Capital Florida Insured Tax Free Income
      Fund*......................................................        2,884,810     $   42,443,535
D.   Van Kampen American Capital New Jersey Tax Free Income
      Fund*......................................................        1,204,064     $   17,472,239   First $500 Million
                                                                                                        .600%
     Van Kampen American Capital New York Tax Free Income
      Fund*......................................................        1,373,760     $   20,233,852   Over $500 Million .500%
     Van Kampen American Capital Pennsylvania Tax Free Income
      Fund.......................................................       15,696,014     $  268,599,884
E.   Van Kampen American Capital High Yield Fund*................       40,814,295     $  392,912,646   First $500 Million
                                                                                                        .750%
                                                                                                        Over $500 Million .650%
F.   Van Kampen American Capital Short-Term Global Income Fund...       13,128,649     $   97,896,782   .550%

                                                                   NUMBER OF SHARES      NET ASSETS             ANNUAL
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
G.   Van Kampen American Capital Strategic Income Fund...........        9,257,872     $  114,928,876   First $500 Million
                                                                                                        .750%
     Van Kampen American Capital Growth Fund.....................        6,567,983     $  100,867,384   Next $500 Million .700%
     Van Kampen American Capital Value Fund......................          104,821     $    1,269,204   Over $1 Billion .650%
     Van Kampen American Capital Aggressive Growth Fund..........       18,619,629     $  152,058,318
H.   Van Kampen American Capital Utility Fund....................        8,741,353     $  130,376,971   First $500 Million
                                                                                                        .650%
                                                                                                        Next $500 Million .600%
                                                                                                        Over $1 Billion .550%
I.   Van Kampen American Capital U.S. Government Fund............      197,602,466     $2,787,212,993   First $500 Million
                                                                                                        .550%
                                                                                                        Next $500 Million .525%
                                                                                                        Next $2 Billion .500%
                                                                                                        Next $2 Billion .475%
                                                                                                        Next $2 Billion .450%
                                                                                                        Next $2 Billion .425%
                                                                                                        Next $2 Billion .400%
J.   Van Kampen American Capital Tax Free Money Fund*............       35,320,568     $   35,295,356   First $500 Million
                                                                                                        .500%
                                                                                                        Next $500 Million .475%
                                                                                                        Next $500 Million .425%
                                                                                                        Over $1.5 Billion .375%
K.   Van Kampen American Capital Great American Companies Fund...          101,964     $    1,233,948   First $500 Million
                                                                                                        .700%
     Van Kampen American Capital Prospector Fund.................          104,019     $    1,228,624   Next $500 Million .650%
L.   Van Kampen American Capital Foreign Securities Fund.........           96,305     $      949,974   N/A(1)
II.  ADVISORY AGREEMENTS BETWEEN ASSET MANAGEMENT AND THE AC FUNDS
A.   Van Kampen American Capital Corporate Bond Fund.............       23,032,612     $  187,429,712   First $150 Million
                                                                                                        .500%
     Van Kampen American Capital Equity Income Fund..............      186,035,496     $1,223,810,799   Next $100 Million .450%
     Van Kampen American Capital Growth and Income Fund..........       55,784,083     $  851,135,534   Next $100 Million .400%
     Van Kampen American Capital Reserve Fund....................      695,945,171     $  695,898,843   Over $350 Million .350%

                                                                   NUMBER OF SHARES      NET ASSETS             ANNUAL
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
B.   Van Kampen American Capital Government Target Fund*.........          942,418     $   13,981,050   .500%
C.   Van Kampen American Capital Limited Maturity Government
      Fund.......................................................        4,971,910     $   59,772,543   First $1 Billion .500%
                                                                                                        Next $1 Billion .475%
                                                                                                        Next $1 Billion .450%
                                                                                                        Next $1 Billion .400%
                                                                                                        Over $4 Billion .350%
D.   Van Kampen American Capital Government Securities Fund......      231,890,794     $2,257,634,251   First $1 Billion .540%
                                                                                                        Next $1 Billion .515%
                                                                                                        Next $1 Billion .490%
                                                                                                        Next $1 Billion .440%
                                                                                                        Next $1 Billion .390%
                                                                                                        Next $1 Billion .340%
                                                                                                        Next $1 Billion .290%
                                                                                                        Over $7 Billion .240%

E.   Van Kampen American Capital Life Investment Trust Asset
      Allocation Portfolio*......................................        5,324,297     $   57,913,862   First $500 Million
                                                                                                        .500%
     Van Kampen American Capital Life Investment Trust Domestic
      Income Portfolio*..........................................        2,016,709     $   16,003,044   Next $500 Million .450%
     Van Kampen American Capital Life Investment Trust Enterprise
      Portfolio*.................................................        5,030,220     $   80,704,506   Over $1 Billion .400%
     Van Kampen American Capital Life Investment Trust Government
      Portfolio*.................................................        6,284,543     $   52,935,768
     Van Kampen American Capital Life Investment Trust Growth &
      Income Portfolio*..........................................          156,976     $    1,563,696
     Van Kampen American Capital Life Investment Trust Money
      Market Portfolio*..........................................       23,758,755     $   23,758,755

F.   Van Kampen American Capital Comstock Fund...................       91,430,028     $1,276,401,194   First $1 Billion .500%
     Van Kampen American Capital Enterprise Fund.................      110,441,458     $1,629,662,352   Next $1 Billion .450%
     Van Kampen American Capital Pace Fund.......................      223,704,032     $2,646,295,913   Next $1 Billion .400%
                                                                                                        Over $3 Billion .350%
G.   Van Kampen American Capital U.S. Government Trust for
      Income.....................................................       23,282,289     $  185,587,365   .600%
H.   Van Kampen American Capital Emerging Growth Fund............       81,017,806     $2,494,327,277   First $350 Million
                                                                                                        .575%
                                                                                                        Next $350 Million .525%
                                                                                                        Next $350 Million .475%
                                                                                                        Over $1.05 Billion
                                                                                                        .425%

                                                                   NUMBER OF SHARES      NET ASSETS             ANNUAL
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
I.   Van Kampen American Capital Small Capitalization Fund.......       14,026,448        178,744,066   N/A(1)
J.   Van Kampen American Capital Life Investment Trust Emerging
      Growth Portfolio*..........................................          368,876     $    4,616,922   .700%
K.   Van Kampen American Capital Real Estate Securities Fund.....        6,637,711     $   83,760,952   1.00%
     Van Kampen American Capital Life Investment Trust Real
      Estate Securities Portfolio................................       13,258,192     $  191,417,324

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      APRIL 14,         APRIL 14,        APRIL 14,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
III. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND
    OTHER INVESTMENT COMPANIES
A.   Van Kampen American Capital Investment Grade
      Municipal Trust.............................      4,839,000            250        $ 74,199,561            .600%
     Van Kampen American Capital Trust for Insured
      Municipals..................................      9,648,688          1,800        $244,564,209
     Van Kampen American Capital Municipal Income
      Trust.......................................     28,227,514            330        $438,770,639
     Van Kampen American Capital California
      Municipal Trust.............................      3,213,291            400        $ 52,394,670
B.   Van Kampen American Capital Trust for
      Investment Grade Municipals.................     27,013,149          5,300        $700,870,502            .650%
     Van Kampen American Capital Trust for
      Investment Grade California Municipals......      4,619,242            900        $119,174,629
     Van Kampen American Capital Trust for
      Investment Grade New York Municipals........      6,200,986          1,200        $160,490,070
     Van Kampen American Capital Trust for
      Investment Grade Pennsylvania Municipals....      7,420,970          1,400        $192,003,872
     Van Kampen American Capital Trust for
      Investment Grade Florida Municipals.........      4,137,306            800        $109,036,402
     Van Kampen American Capital Trust for
      Investment Grade New Jersey Municipals......      3,925,373            800        $104,436,247
     Van Kampen American Capital Municipal
      Opportunity Trust...........................     15,352,890          3,000        $391,978,159
     Van Kampen American Capital Advantage
      Municipal Income Trust......................     19,106,785          3,800        $481,440,438
     Van Kampen American Capital Advantage
      Pennsylvania Municipal Income Trust.........      4,361,902            800        $110,907,277
     Van Kampen American Capital New Jersey Value
      Municipal Income Trust......................      2,499,940            500        $ 60,084,869
     Van Kampen American Capital Ohio Value
      Municipal Income Trust......................      1,681,438            300        $ 38,739,234
     Van Kampen American Capital Massachusetts
      Value Municipal Income Trust................      2,658,295            500        $ 62,681,807

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      APRIL 14,         APRIL 14,        APRIL 14,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
     Van Kampen American Capital New York Value
      Municipal Income Trust......................      4,291,172            800        $100,222,797
     Van Kampen American Capital Strategic Sector
      Municipal Trust.............................     10,806,700          1,900        $238,966,336
     Van Kampen American Capital California Value
      Municipal Income Trust......................      6,029,844          1,200        $148,201,632            .650%
     Van Kampen American Capital Pennsylvania
      Value Municipal Income Trust................      4,468,924            900        $109,501,090
     Van Kampen American Capital Value Municipal
      Income Trust................................     23,555,115          4,500        $556,406,285
     Van Kampen American Capital Florida Municipal
      Opportunity Trust...........................      1,683,270            320        $ 22,936,086
     Van Kampen American Capital Municipal
      Opportunity Trust II........................     11,681,211          2,300        $272,508,703
     Van Kampen American Capital Advantage
      Municipal Income Trust II...................      8,168,211          1,600        $187,500,134
C.   Van Kampen American Capital Municipal
      Trust.......................................     36,270,470          6,000        $873,341,104            .700%
     Van Kampen American Capital California
      Quality Municipal Trust.....................      9,623,295          1,500        $231,610,324
     Van Kampen American Capital New York Quality
      Municipal Trust.............................      5,655,638            900        $135,502,915
     Van Kampen American Capital Pennsylvania
      Quality Municipal Trust.....................      8,153,254          1,300        $198,976,007
     Van Kampen American Capital Florida Quality
      Municipal Trust.............................      6,484,566          1,000        $155,697,006
     Van Kampen American Capital Ohio Quality
      Municipal Trust.............................      4,212,910            700        $104,886,266
     Van Kampen American Capital Select Sector
      Municipal Trust.............................      4,682,128          1,360        $ 93,101,836
D.   Van Kampen American Capital Intermediate Term
      High Income Trust...........................     13,710,760            588        $142,802,100             .750%
     Van Kampen American Capital Limited Term High
      Income Trust................................      8,109,000            900        $109,916,050
E.   Van Kampen American Capital Prime Rate Income
      Trust.......................................    598,473,607            N/A        5,970,030,121  First $4.0 Billion .950%
                                                                                                       Next $3.5 Billion .900%
                                                                                                       Next $2.5 Billion .875%
                                                                                                       Over $10.0 Billion
                                                                                                                .850%

                                                                   NUMBER OF SHARES      NET ASSETS
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
IV.  ADVISORY AGREEMENTS BETWEEN ASSET MANAGEMENT AND OTHER INVESTMENT COMPANIES
A.   Van Kampen American Capital Bond Fund.......................       11,362,465     $  224,186,869   First $150 Million
                                                                                                        .500%
     Van Kampen American Capital Convertible Securities Fund.....        3,241,824     $   77,621,539   Next $100 Million .450%
                                                                                                        Next $100 Million .400%
                                                                                                        Over $350 Million .350%
B.   Van Kampen American Capital Exchange Fund...................          300,139     $   60,741,879   .500%
C.   Smith Barney Series Fund Emerging Growth Portfolio..........       16,723,146     $    1,163,250   .750%
     Van Kampen American Capital Global Government Securities
      Fund.......................................................       12,171,885     $   91,535,848
D.   Van Kampen American Capital Global Managed Assets Fund......        2,061,022     $   20,785,486   1.00%
     Van Kampen American Capital Global Equity Fund..............       17,137,246     $  241,129,462
     Van Kampen American Capital Life Investment Trust Global
      Equity Portfolio...........................................          235,439     $    2,732,398
E.   Common Sense Trust International Equity Fund................        1,530,939     $   25,259,996   1.00%
F.   Van Kampen American Capital High Yield Municipal Fund.......       89,604,065     $  989,077,793   First $300 Million
                                                                                                        .600%
                                                                                                        Next $300 Million .550%
                                                                                                        Over $600 Million .500%
G.   Van Kampen American Capital High Income Corporate Bond
      Fund.......................................................       94,853,084     $  601,707,636   First $150 Million
                                                                                                        .625%
                                                                                                        Next $150 Million .550%
                                                                                                        Over $300 Million .500%
H.   Van Kampen American Capital Harbor Fund.....................       29,961,766     $  437,462,002   First $350 Million
                                                                                                        .550%
                                                                                                        Next $350 Million .500%
                                                                                                        Next $350 Million .450%
                                                                                                        Over $1.05 Billion
                                                                                                        .400%
I.   Van Kampen American Capital Income Trust....................       15,290,019     $  118,048,492   .650%
J.   Mosher, Inc.*...............................................        1,905,282     $   36,073,524   .450%

                                                                   NUMBER OF SHARES      NET ASSETS             ANNUAL
                                                                   OUTSTANDING AS OF       AS OF             ADVISORY FEE
                                FUNDS                               APRIL 14, 1997     APRIL 14, 1997          SCHEDULE
                                -----                              -----------------   --------------        ------------
K.   Common Sense Trust Municipal Bond Fund......................        8,464,420     $  114,606,174   First $1 Billion .600%
                                                                                                        Next $1 Billion .550%
                                                                                                        Next $1 Billion .500%
                                                                                                        Over $3 Billion .450%
L.   Common Sense Trust Growth Fund..............................      184,961,484     $3,147,563,776   First $1 Billion .650%
     Common Sense Trust Growth and Income Fund...................       63,637,961     $1,062,007,742   Next $1 Billion .600%
     Common Sense Trust Emerging Growth Fund.....................        7,061,279     $  117,766,995   Next $1 Billion .550%
                                                                                                        Next $1 Billion .500%
                                                                                                        Over $4 Billion .450%
M.   Common Sense Trust Money Market Fund........................       61,825,907     $   61,825,660   First $2 Billion .500%
                                                                                                        Next $2 Billion .475%
                                                                                                        Over $4 Billion .450%
N.   Common Sense Trust Government Fund..........................       27,684,426     $  278,580,795   First $1 Billion .600%
                                                                                                        Next $1 Billion .550%
                                                                                                        Next $1 Billion .500%
                                                                                                        Next $1 Billion .450%
                                                                                                        Next $1 Billion .400%
                                                                                                        Over $5 Billion .350%
V.   ADVISORY AGREEMENTS BETWEEN VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. AND THE EXPLORER INSTITUTIONAL FUNDS
A.   Explorer Institutional Active Core Fund.....................          568,118     $    5,584,177   First $1 Billion .300%
     Explorer Institutional Limited Duration Fund................          819,333     $    8,118,017   Over $1 Billion .250%

-------------------------
(1) Fund does not charge on advisory fee; shares of the fund are held by other funds advised by Advisory Corp. or Asset Management. Assets of the fund also are reflected in the assets of such other funds.

                                                                         ANNEX D

    The following table sets forth amounts paid by each Fund during its most recently completed fiscal year pursuant to its investment advisory, fund accounting, transfer agency, legal services and distribution agreements and brokerage commissions to Morgan Stanley & Co., Dean Witter Discover and their affiliates.

                                                                                                  BROKERAGE          BROKERAGE
                                               FUND       TRANSFER     LEGAL                     COMMISSIONS        COMMISSIONS
                               ADVISORY     ACCOUNTING     AGENCY     SERVICES   DISTRIBUTION   PAID TO MORGAN     PAID TO DEAN
            FUND               EXPENSES      EXPENSES     EXPENSES    EXPENSES     EXPENSES     STANLEY & CO.     WITTER DISCOVER
            ----               --------     ----------    --------    --------   ------------   --------------    ---------------
Aggressive Growth Fund......  $         0    $    385    $    1,000   $ 1,000     $   11,061      $        0         $      0
California Fund.............      827,860       7,137       142,144     9,921        216,201           8,400                0
Comstock Fund...............    5,983,251     222,891     2,078,620         0        484,220         371,741           11,760
Corporate Bond Fund.........      963,864      89,220       364,328         0        252,265               0                0
Emerging Growth Fund........    9,143,675      39,313     5,238,180         0      5,255,550         757,606           14,788
Enterprise Fund.............    6,853,356     262,389     2,759,215         0      2,214,987         318,283            5,013
Equity Income Fund..........    3,774,666     185,780     1,895,725         0      4,372,359         149,176            5,142
Florida Fund................            0           0         8,356         0        129,984           4,375                0
Foreign Securities Fund.....            0       2,100             0         0              0               0                0
Government Securities.......   13,463,409     404,459     4,263,998         0      2,289,150               0                0
Government Target Fund......       75,986      54,874        14,186         0         11,197               0                0
Great American Companies
 Fund.......................            0           0             0         0              0               0                0
Growth Fund.................            0           0             0         0              0               0                0
Growth and Income Fund......    2,617,996     146,686     1,606,832         0      1,392,573         139,997            5,790
High Yield Fund.............    2,614,970      11,346       421,377    14,316        583,043               0                0
Insured Fund................    6,928,017      43,872     1,272,835    28,317        749,998          43,400                0
Intermediate Term Municipal
 Fund.......................      176,896       4,026        35,575     7,818        126,042               0                0
LIT Asset Allocation
 Portfolio..................      202,129      51,837           323         0              0          10,732              330
LIT Domestic Income
 Portfolio..................            0      44,328        14,950         0              0               0                0
LIT Emerging Growth
 Portfolio..................            0           0             0         0              0               0                0
LIT Enterprise Portfolio....      303,111      19,674        15,010         0              0          18,166              180
LIT Government Portfolio....      200,221      55,531        15,000         0              0               0                0

                                                                                                  BROKERAGE          BROKERAGE
                                               FUND       TRANSFER     LEGAL                     COMMISSIONS        COMMISSIONS
                               ADVISORY     ACCOUNTING     AGENCY     SERVICES   DISTRIBUTION   PAID TO MORGAN     PAID TO DEAN
            FUND               EXPENSES      EXPENSES     EXPENSES    EXPENSES     EXPENSES     STANLEY & CO.     WITTER DISCOVER
            ----               --------     ----------    --------    --------   ------------   --------------    ---------------
LIT Growth and Income
 Portfolio..................  $         0    $      0    $        0   $     0     $        0      $        0         $      0
LIT Money Market
 Portfolio..................            0      14,374        15,000         0              0               0                0
LIT Real Estate Portfolio...      357,225      44,869         1,205         0              0               0                0
Limited Maturity Government
 Fund.......................      352,304      67,058       140,024         0        257,574               0                0
Municipal Income Fund.......    4,825,272      49,112       892,049    27,869      1,584,593         173,152                0
New Jersey Fund.............            0           0             0         0         59,354               0                0
New York Fund...............            0           0           320     6,549         75,324               0                0
Pace Fund...................   11,589,844     351,270     4,762,121         0        476,067       2,484,565           11,783
Pennsylvania Fund...........    1,665,021       9,882       250,106    12,310        370,499             350               63
Prospector Fund.............            0           0             0         0              0               0                0
Real Estate Fund............      312,156      58,843       115,264         0        156,444               0                0
Reserve Fund................    1,842,244     127,090     1,280,376         0        286,460               0                0
Short-Term Global Fund......      882,054       9,854       269,440    14,341        736,701               0                0
Small Capitalization Fund...            0      90,363        14,798         0              0               0                0
Strategic Income Fund.......      927,893       4,957       128,307     7,984        427,261               0            7,788
Tax Free High Income Fund...    3,953,376      18,563       673,935    27,130      1,163,249          21,427                0
Tax Free Money Fund.........            0         920        25,448     3,866         15,877               0                0
Utility Fund................    1,009,003      12,320       217,097     9,237        683,105          90,371                0
U.S. Government Fund........   16,225,091      57,836     3,400,777    57,017      3,370,908               0          140,035
U.S. Government Trust for
 Income.....................    1,520,100      91,255       321,627         0      1,540,873               0                0
Value Fund..................            0           0             0         0              0               0                0

                                                                         ANNEX E
           1996 AGGREGATE COMPENSATION FROM EACH TRUST AND EACH FUND

                                                                                 TRUSTEE
                                FISCAL    -------------------------------------------------------------------------------------
       FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
       ---------               --------   --------   ------   -------   -----    -------   -------   ------    ------     ----
AC FUNDS
Comstock Fund.................  12/31     $ 3,292    $    0   $  490    $2,570   $2,570    $2,570    $ 3,292   $ 3,292   $  590
Corporate Bond Fund...........   8/31       1,035       440      400       895    1,010     1,010      1,010     1,010      760
Emerging Growth Fund..........   8/31       3,155       600    1,870     2,625    3,090     2,980      3,090     3,090    2,300
Enterprise Fund...............  12/31       3,532         0      520     2,760    2,760     2,760      3,532     3,532      640
Equity Income Fund............  12/31       2,742         0      400     2,120    2,120     2,120      2,742     2,742      490
Government Securities Fund....  12/31       6,722         0    1,020     5,350    5,350     5,350      6,722     6,722    1,240
Government Target Fund........   8/31         820       180      480       710      800       800        800       800      600
Growth and Income Fund........  11/30       2,012         0      600     1,500    1,500     1,500      1,942     2,012      740
Life Investment Trust:
 LIT Asset Allocation
   Portfolio..................  12/31       1,627         0      170     1,035    1,035     1,035      1,627     1,627      210
 LIT Domestic Income
   Portfolio..................  12/31       1,577         0      160       995      995       995      1,577     1,577      200
 LIT Emerging Growth
   Portfolio..................  12/31       1,487         0      150       925      925       925      1,487     1,487      180
 LIT Enterprise Portfolio.....  12/31       1,677         0      180     1,075    1,075     1,075      1,677     1,677      220
 LIT Global Equity
   Portfolio*.................  12/31         925         0      150       925      925       925        925       925      180
 LIT Government Portfolio.....  12/31       1,637         0      170     1,045    1,045     1,045      1,637     1,637      210
 LIT Growth and Income
   Portfolio..................  12/31           0         0        0         0        0         0          0         0        0
 LIT Money Market Portfolio...  12/31       1,577         0      160       995      995       995      1,577     1,577      200
 LIT Real Estate Portfolio....  12/31       1,527         0      150       955      955       955      1,527     1,527      190
   Life Investment Trust
     Total....................             12,034         0    1,290     7,950    7,950     7,950     12,034    12,034    1,590
Limited Maturity Government
 Fund.........................  12/31       1,302         0      180       950      950       950      1,302     1,302      220
Pace Fund.....................   6/30       4,575     1,020    2,750     3,565    4,470     4,470      4,470     4,470    3,370
Real Estate Fund..............  12/31       1,577         0      160       995      995       995      1,577     1,577      200
Reserve Fund..................   5/31       1,575       780      820       870    1,615     1,010        950     1,010    1,580
Small Capitalization Fund.....  10/31       1,050         0      430     1,050    1,050     1,050      1,050     1,050      530
U.S. Government Trust for
 Income.......................   9/30       1,180         0      490     1,180    1,180     1,180      1,180     1,180      600
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.........  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750

                                                    TRUSTEE
                                ------------------------------------------------
       FUND NAME                ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
       ---------                --------   -------   -----    ------    --------
AC FUNDS
Comstock Fund.................   $2,570    $  590    $2,570   $ 3,292    $2,570
Corporate Bond Fund...........    1,010       510     1,010     1,010     1,010
Emerging Growth Fund..........    3,090     1,510     3,160     3,090     3,090
Enterprise Fund...............    2,760       640     2,760     3,532     2,760
Equity Income Fund............    2,120       490     2,120     2,742     2,120
Government Securities Fund....    5,350     1,240     5,350     6,722     5,350
Government Target Fund........      800       400       800       800       800
Growth and Income Fund........    1,500       360     1,140     2,012     1,500
Life Investment Trust:
 LIT Asset Allocation
   Portfolio..................    1,160       210     1,035     1,627     1,035
 LIT Domestic Income
   Portfolio..................    1,120       200       995     1,577       995
 LIT Emerging Growth
   Portfolio..................    1,150       180       925     1,487       925
 LIT Enterprise Portfolio.....    1,200       220     1,075     1,677     1,075
 LIT Global Equity
   Portfolio*.................      925       180       925       925       925
 LIT Government Portfolio.....    1,170       210     1,045     1,637     1,045
 LIT Growth and Income
   Portfolio..................        0         0         0         0         0
 LIT Money Market Portfolio...    1,120       200       995     1,577       995
 LIT Real Estate Portfolio....    1,840       190       955     1,527       955
   Life Investment Trust
     Total....................    9,685     1,590     7,950    12,034     7,950
Limited Maturity Government
 Fund.........................      950       220       950     1,302       950
Pace Fund.....................    4,470     3,370     4,470     4,470     4,470
Real Estate Fund..............    1,120       200       995     1,577       995
Reserve Fund..................    1,010     1,615     1,750     1,010     1,510
Small Capitalization Fund.....    1,050       530     1,050     1,050     1,050
U.S. Government Trust for
 Income.......................    1,180       600     1,180     1,180     1,180
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.........    3,125       750     3,125     3,125     3,125

                                                                                 TRUSTEE
                                FISCAL    -------------------------------------------------------------------------------------
       FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
       ---------               --------   --------   ------   -------   -----    -------   -------   ------    ------     ----
Tax Free Trust:
 Insured Fund.................  12/31     $ 3,125    $    0   $  625    $3,125   $3,125    $3,125    $ 3,125   $ 3,125   $  750
 Tax Free High Income Fund....  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
 California Fund..............  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
 Municipal Income Fund........  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
 Intermediate Term Municipal
   Fund.......................  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
 Florida Fund.................  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
 New Jersey Fund..............  12/31         625         0        0       625      625       625        625       625      125
 New York Fund................  12/31         625         0        0       625      625       625        625       625      125
   Tax Free Trust Total.......             20,000         0    3,750    20,000   20,000    20,000     20,000    20,000    4,750
VKAC Trust:
 High Yield Fund..............   6/30       3,000       750    2,000     3,000    3,000     3,250      3,250     3,250    2,250
 Short-Term Global Fund.......   6/30       3,000       750    2,000     3,000    3,000     3,250      3,250     3,250    2,250
 Strategic Income Fund........   6/30       3,000       750    2,000     3,000    3,000     3,250      3,250     3,250    2,250
   VKAC Trust Total...........              9,000     2,250    6,000     9,000    9,000     9,750      9,750     9,750    6,750
Equity Trust:
 Utility Fund.................   6/30       3,000       750    2,000     3,000    3,000     3,250      3,250     3,250    2,250
 Value Fund...................   6/30         500         0        0       500      500       500        500       500      250
 Great American Companies
   Fund.......................   6/30         500         0        0       500      500       500        500       500      250
 Growth Fund..................   6/30         500         0        0       500      500       500        500       500      250
 Prospector Fund..............   6/30         500         0        0       500      500       500        500       500      250
 Aggressive Growth Fund.......   6/30         250         0        0       250      250       250          0       250        0
   Equity Trust Total.........              5,250       750    2,000     5,250    5,250     5,500      5,250     5,500    3,250
Pennsylvania Fund.............  12/31       3,125         0      625     3,125    3,125     3,125      3,125     3,125      750
Tax Free Money Fund...........   6/30       3,000       750    2,000     3,000    3,000     3,250      3,250     3,250    2,250
Foreign Securities Fund.......  12/31           0         0        0       250      250       250          0         0        0

                                                    TRUSTEE
                                ------------------------------------------------
       FUND NAME                ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
       ---------                --------   -------   -----    ------    --------
Tax Free Trust:
 Insured Fund.................   $3,125    $  750    $3,125   $ 3,125    $3,125
 Tax Free High Income Fund....    3,125       750     3,125     3,125     3,125
 California Fund..............    3,125       750     3,125     3,125     3,125
 Municipal Income Fund........    3,125       750     3,125     3,125     3,125
 Intermediate Term Municipal
   Fund.......................    3,125       750     3,125     3,125     3,125
 Florida Fund.................    3,125       750     3,125     3,125     3,125
 New Jersey Fund..............      625       125       625       625       625
 New York Fund................      625       125       625       625       625
   Tax Free Trust Total.......   20,000     4,750    20,000    20,000    20,000
VKAC Trust:
 High Yield Fund..............    3,250     2,250     3,000     3,250     3,000
 Short-Term Global Fund.......    3,250     2,250     3,000     3,250     3,000
 Strategic Income Fund........    3,250     2,250     3,000     3,250     3,000
   VKAC Trust Total...........    9,750     6,750     9,000     9,750     9,000
Equity Trust:
 Utility Fund.................    3,250     2,250     3,000     3,250     3,000
 Value Fund...................      500       250       500       500       500
 Great American Companies
   Fund.......................      500       250       500       500       500
 Growth Fund..................      500       250       500       500       500
 Prospector Fund..............      500       250       500       500       500
 Aggressive Growth Fund.......      250         0       250       250       250
   Equity Trust Total.........    5,500     3,250     5,250     5,500     5,250
Pennsylvania Fund.............    3,125       750     3,125     3,125     3,125
Tax Free Money Fund...........        0     2,250     3,000     3,250     3,000
Foreign Securities Fund.......        0         0       250         0       250

---------------
* This portfolio of the Life Investment Trust is participating in a separate meeting.

                                                                         ANNEX F

               1996 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                                                                                      TRUSTEE
                                      FISCAL    -----------------------------------------------------------------------------------
             FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------               --------   --------   ------   -------   -----    -------   -------   ------   ------    ----
AC FUNDS
Comstock Fund......................   12/31      $1,522    $    0   $  490    $2,160     $0      $1,180    $3,292   $3,292   $  590
Corporate Bond Fund................    8/31           0       230      400       600      0         750       750      750      250
Emerging Growth Fund...............    8/31           0       600    1,270     1,910      0       2,360     2,360    2,360      790
Enterprise Fund....................   12/31       1,612         0      520     2,280      0       1,280     3,532    3,532      640
Equity Income Fund.................   12/31       1,272         0      400     1,760      0         980     2,742    2,742      490
Government Securities Fund.........   12/31       3,002         0    1,020     4,470      0       2,480     6,722    6,722    1,240
Government Target Fund.............    8/31           0       180      320       480      0         600       600      600      200
Growth and Income Fund.............   11/30       1,022         0      600     1,290      0       1,120     1,942    2,012      380
Life Investment Trust:
 LIT Asset Allocation Portfolio....   12/31         997         0      170       750      0         420     3,532    3,532      210
 LIT Domestic Income Portfolio.....   12/31         977         0      160       710      0         400     1,577    1,577      200
 LIT Emerging Growth Portfolio.....   12/31         947         0      150       670      0         360     1,487    1,487      180
 LIT Enterprise Portfolio..........   12/31       1,017         0      180       790      0         440     1,677    1,677      220
 LIT Global Equity Portfolio*......   12/31         947         0      150       670      0         360     1,487    1,487      180
 LIT Government Portfolio..........   12/31       1,007         0      170       760      0         420     1,637    1,637      210
 LIT Growth and Income Portfolio...   12/31           0         0        0         0      0           0         0        0        0
 LIT Money Market Portfolio........   12/31         977         0      160       710      0         400     1,577    1,577      200
 LIT Real Estate Portfolio.........   12/31         957         0      150       670      0         380     1,527    1,527      190
   Life Investment Trust Total:....               7,826         0    1,290     5,730      0       3,180    14,501   14,501    1,590
Limited Maturity Government Fund...   12/31         642         0      180       790      0         440     1,302    1,302      220
Pace Fund..........................    6/30           0     1,020    1,830     2,730      0       3,340     3,340    3,340    1,100

                                                        TRUSTEE
                                     ----------------------------------------------
             FUND NAME               ROBINSON   SHEEHAN   SISTO   WHALEN   WOODSIDE
             ---------               --------   -------   -----   ------   --------
AC FUNDS
Comstock Fund......................   $2,570      $0      $  0    $3,292      $0
Corporate Bond Fund................      750       0       210       750       0
Emerging Growth Fund...............    2,360       0       670     2,360       0
Enterprise Fund....................    2,760       0         0     3,532       0
Equity Income Fund.................    2,120       0         0     2,742       0
Government Securities Fund.........    5,350       0         0     6,722       0
Government Target Fund.............      600       0         0       600       0
Growth and Income Fund.............    1,500       0         0     2,012       0
Life Investment Trust:
 LIT Asset Allocation Portfolio....    1,160       0         0     1,627       0
 LIT Domestic Income Portfolio.....    1,120       0         0     1,577       0
 LIT Emerging Growth Portfolio.....    1,050       0         0     1,487       0
 LIT Enterprise Portfolio..........    1,200       0         0     1,677       0
 LIT Global Equity Portfolio*......    1,050       0         0     1,487       0
 LIT Government Portfolio..........    1,170       0         0     1,637       0
 LIT Growth and Income Portfolio...        0       0         0         0       0
 LIT Money Market Portfolio........    1,120       0         0     1,577       0
 LIT Real Estate Portfolio.........    1,080       0         0     1,527       0
   Life Investment Trust Total:....    8,950       0         0    12,596       0
Limited Maturity Government Fund...      950       0         0     1,302       0
Pace Fund..........................    3,340       0       920     3,340       0

                                                                                TRUSTEE
                               FISCAL    --------------------------------------------------------------------------------------
         FUND NAME            YEAR-END   BRANAGAN   CARUSO   GAUGHAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
         ---------            --------   --------   ------   -------    -----    -------   -------   ------    ------     ----
Real Estate Fund............   12/31      $  977    $    0   $  160    $   710   $    0    $  400    $ 1,577   $ 1,577   $  200
Reserve Fund................    5/31           0       780      570        570        0       700        700       700      370
Small Capitalization Fund...   10/31           0         0      430        850        0       790      1,050     1,050      260
U.S. Government Trust for
 Income.....................    9/30           0         0      490        970        0       890      1,180     1,180      290
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.......   12/31         875         0      625      2,500        0     1,500        625       625      750
Tax Free Trust:
 Insured Fund...............   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 Tax Free High Income Fund..   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 California Fund............   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 Municipal Income Fund......   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 Intermediate Term Municipal
   Fund.....................   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 Florida Fund...............   12/31         875         0      625      2,500        0     1,500      3,125     3,125        0
 New Jersey Fund............   12/31         250         0        0          0        0       250        625       625        0
 New York Fund..............   12/31         250         0        0          0        0       250        625       625        0
   Tax Free Trust Total.....               5,750         0    3,750     15,000        0     9,500     20,000    20,000        0

                                                  TRUSTEE
                              ------------------------------------------------
         FUND NAME            ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
         ---------            --------   -------   -----    ------    --------
Real Estate Fund............  $ 1,120    $    0    $    0   $ 1,577      $0
Reserve Fund................      700         0         0       700       0
Small Capitalization Fund...    1,050         0         0     1,050       0
U.S. Government Trust for
 Income.....................    1,180         0         0     1,180       0
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.......      625         0         0       625       0
Tax Free Trust:
 Insured Fund...............    3,125         0         0     3,125       0
 Tax Free High Income Fund..    3,125         0         0     3,125       0
 California Fund............    1,500         0         0     3,125       0
 Municipal Income Fund......    3,125         0         0     3,125       0
 Intermediate Term Municipal
   Fund.....................    3,125         0         0     3,125       0
 Florida Fund...............    3,125         0         0     3,125       0
 New Jersey Fund............      625         0         0       625       0
 New York Fund..............      250         0         0       250       0
   Tax Free Trust Total.....   18,000         0         0    19,625       0

                                                                                     TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------------
            FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    REES
            ---------               --------   --------   ------   -------   -----    -------   -------   ------   ------    ----
VKAC Trust:
 High Yield Fund..................    6/30       $  0     $    0   $2,000    $1,250     $0      $3,250    $3,250   $3,250   $1,500
 Short-Term Global Fund...........    6/30          0          0    2,000     1,250      0       3,250     3,250    3,250    1,500
 Strategic Income Fund............    6/30          0          0    2,000     1,250      0       3,250     3,250    3,250    1,500
   VKAC Trust Total...............                  0          0    6,000     3,750      0       9,750     9,750    9,750    4,500
Equity Trust:
 Utility Fund.....................    6/30          0          0    2,000     1,250      0       3,250     3,250    3,250    1,500
 Value Fund.......................    6/30          0          0        0         0      0         500       500      500      250
 Great American Companies Fund....    6/30          0          0        0         0      0         500       500      500      250
 Growth Fund......................    6/30          0          0        0         0      0         500       500      500      250
 Prospector Fund..................    6/30          0          0        0         0      0         500       500      500      250
 Aggressive Growth Fund...........    6/30          0          0        0         0      0           0         0        0        0
   Equity Trust Total.............                  0          0    2,000     1,250      0       5,250     5,250    5,250    2,500
Pennsylvania Fund.................   12/31        875          0        0     2,500      0       1,500     3,125    3,125        0
Tax Free Money Fund...............    6/30          0          0    1,375     1,250      0       3,250     3,250    3,250        0
Foreign Securities Fund...........   12/31          0          0        0         0      0           0         0        0        0

                                                       TRUSTEE
                                    ----------------------------------------------
            FUND NAME               ROBINSON   SHEEHAN   SISTO   WHALEN   WOODSIDE
            ---------               --------   -------   -----   ------   --------
VKAC Trust:
 High Yield Fund..................   $3,250      $0      $  0    $3,250      $0
 Short-Term Global Fund...........    3,250       0         0     3,250       0
 Strategic Income Fund............    3,250       0         0     3,250       0
   VKAC Trust Total...............    9,750       0         0     9,750       0
Equity Trust:
 Utility Fund.....................    3,250       0         0     3,250       0
 Value Fund.......................      500       0         0       500       0
 Great American Companies Fund....      500       0         0       500       0
 Growth Fund......................      500       0         0       500       0
 Prospector Fund..................      500       0         0       500       0
 Aggressive Growth Fund...........        0       0         0         0       0
   Equity Trust Total.............    5,250       0         0     5,250       0
Pennsylvania Fund.................    3,125       0         0     3,125       0
Tax Free Money Fund...............        0       0         0     3,250       0
Foreign Securities Fund...........        0       0         0         0       0

-------------------------
* This portfolio of the Life Investment Trust is participating at a separate meeting.

                                                                         ANNEX G

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CARUSO    GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
          ---------            --------   --------   ------    -------   -----    -------   -------   ------    ------     ----
AC FUNDS
Comstock Fund.................  12/31      $1,513    $ 6,022   $1,082    $2,827   $    0    $1,180    $ 1,513   $ 3,553   $39,408
Corporate Bond Fund...........   8/31         377      5,040      403       596        0       746      1,238     1,229    19,434
Emerging Growth Fund..........   8/31         911     13,431    1,416     7,239        0     2,724      3,634     3,609     2,570
Enterprise Fund...............  12/31       1,602     14,933    1,174     3,028        0     2,319      3,814     3,793    41,238
Equity Income Fund............  12/31       1,264      8,122      819     2,219        0     1,656      2,952     2,935    19,977
Government Securities Fund....  12/31       2,985     33,278    1,922     5,301        0     3,899      7,261     7,220    92,319
Government Target Fund........   8/31         328      3,886      328       491        0       614      1,018     1,011       808
Growth and Income Fund........  11/30       1,016      7,709    6,527     1,749        0     1,319      2,700     2,955    20,520
Life Investment Trust:
 LIT Asset Allocation
   Portfolio..................  12/31         993      5,401      354       951        0       716      1,717     1,709     4,798
 LIT Domestic Income
   Portfolio..................  12/31         973      4,473      310       860        0       648      1,662     1,655     3,974
 LIT Emerging Growth
   Portfolio..................  12/31         943          0      326       843        0       618      1,566     1,559       187
 LIT Enterprise Portfolio.....  12/31       1,013      6,273      409     1,050        0       802      1,773     1,765     6,032
 LIT Global Equity
   Portfolio*.................  12/31         943          0      320       840        0       618      1,567     1,559       187
 LIT Government Portfolio.....  12/31       1,003      4,422      317       891        0       658      1,726     1,719     6,650
 LIT Growth and Income
   Portfolio..................  12/31           0          0        0         0        0         0          0         0         0
 LIT Money Market Portfolio...  12/31         973      3,951      303       828        0       629      1,663     1,656     6,067
 LIT Real Estate Portfolio....  12/31         953          0      389     1,029        0       797      1,614     1,606       198
   Life Investment Trust
     Total....................              7,794     24,520    2,728     7,292        0     5,486     13,288    13,228    28,093

                                                     TRUSTEE
                                -------------------------------------------------
          FUND NAME             ROBINSON   SHEEHAN    SISTO    WHALEN    WOODSIDE
          ---------             --------   -------    -----    ------    --------
AC FUNDS
Comstock Fund.................   $2,491    $    0    $26,812   $ 3,575    $    0
Corporate Bond Fund...........      719         0      8,850     1,248         0
Emerging Growth Fund..........    2,255         0     24,587     3,665         0
Enterprise Fund...............    2,678         0     25,272     3,838         0
Equity Income Fund............    2,056         0     12,940     2,969         0
Government Securities Fund....    5,198         0     51,081     7,305         0
Government Target Fund........    1,026         0        448     1,026         0
Growth and Income Fund........    1,946         0      1,350     2,762         0
Life Investment Trust:
 LIT Asset Allocation
   Portfolio..................    1,133         0      6,506     1,725         0
 LIT Domestic Income
   Portfolio..................    1,095         0      5,479     1,670         0
 LIT Emerging Growth
   Portfolio..................    1,026         0          0     1,573         0
 LIT Enterprise Portfolio.....    1,169         0      7,898     1,782         0
 LIT Global Equity
   Portfolio*.................    1,026         0          0     1,573         0
 LIT Government Portfolio.....    1,144         0      5,615     1,734         0
 LIT Growth and Income
   Portfolio..................        0         0          0         0         0
 LIT Money Market Portfolio...    1,096         0      4,988     1,671         0
 LIT Real Estate Portfolio....    1,054         0          0     1,621         0
   Life Investment Trust
     Total....................    8,743         0     30,486    13,349         0

                                                                                 TRUSTEE
                                FISCAL    -------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CARUSO    GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    REES
          ---------            --------   --------   ------    -------   -----    -------   -------   ------   ------    ----
Limited Maturity Government
 Fund.........................  12/31      $  638    $ 4,604   $  337    $  928   $    0    $  687    $1,367   $1,389   $ 6,233
Pace Fund.....................   6/30           0     28,129    1,933     2,906        0     3,543     3,543    3,543    66,306
Real Estate Fund..............  12/31         973      1,912      416     1,072        0       854     1,669    1,662       208
Reserve Fund..................   5/31           0      6,245      576       576        0       707       707      707    33,196
Small Capitalization Fund.....  10/31         263      1,479      461       905        0       853     1,430    1,422       267
U.S. Government Trust for
 Income.......................   9/30         417      4,262      501       978        0       902     1,728    1,718       298
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.........  12/31         864          0    3,486     3,412        0     7,792     9,083    9,476     2,477
Tax Free Trust:
 Insured Fund.................  12/31         864          0    3,486     3,412        0     7,792     9,083    9,476         0
 Tax Free High Income Fund....  12/31         864          0    3,486     3,412        0     7,792     9,083    9,476         0
 California Fund..............  12/31         864          0    3,486     3,412        0     7,792     9,083    9,476         0
 Municipal Income Fund........  12/31         864          0    3,486     3,412        0     7,792     9,083    9,083         0
 Intermediate Term Municipal
   Fund.......................  12/31         864          0    3,486     3,412        0     7,792     9,083    9,476         0
 Florida Fund.................  12/31         864          0    1,628     3,412        0     4,228     5,766    5,912         0
 New Jersey Fund..............  12/31         247          0      518         0        0     2,053     2,323    2,436         0
 New York Fund................  12/31         247          0      518         0        0     2,053     2,323    2,436         0
   Tax Free Trust Total.......              5,678          0   20,094    20,472        0    47,294    55,827   57,771         0

                                                    TRUSTEE
                                ------------------------------------------------
          FUND NAME             ROBINSON   SHEEHAN    SISTO    WHALEN   WOODSIDE
          ---------             --------   -------    -----    ------   --------
Limited Maturity Government
 Fund.........................   $  923    $    0    $ 5,594   $1,405    $    0
Pace Fund.....................    3,543         0     43,829    3,543         0
Real Estate Fund..............    1,092         0      1,019    1,677         0
Reserve Fund..................      707         0      6,093      707         0
Small Capitalization Fund.....    1,015         0      1,350    1,440         0
U.S. Government Trust for
 Income.......................    1,144         0      3,982    1,740         0
VK FUNDS
U.S. Government Trust:
 U.S. Government Fund.........    8,925         0          0    7,967         0
Tax Free Trust:
 Insured Fund.................    8,925         0          0    7,967         0
 Tax Free High Income Fund....    8,925         0          0    7,967         0
 California Fund..............    8,925         0          0    7,967         0
 Municipal Income Fund........    8,925         0          0    7,967         0
 Intermediate Term Municipal
   Fund.......................    8,925         0          0    7,967         0
 Florida Fund.................    5,648         0          0    5,486         0
 New Jersey Fund..............    2,287         0          0    1,974         0
 New York Fund................    2,287         0          0    1,974         0
   Tax Free Trust Total.......   54,847         0          0   49,269         0

                                                                               TRUSTEE
                             FISCAL    ---------------------------------------------------------------------------------------
         FUND NAME          YEAR-END   BRANAGAN   CARUSO    GAUGHAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
         ---------          --------   --------   ------    -------    -----    -------   -------   ------    ------     ----
VKAC Trust:
 High Yield Fund...........   6/30      $    0    $     0   $ 4,012   $ 1,279   $    0    $ 7,078   $ 6,729   $ 7,078   $2,258
 Short-Term Global Fund....   6/30           0          0     4,012     1,279        0      7,078     6,729     7,078    2,293
 Strategic Income Fund.....   6/30           0          0     4,012     1,279        0      7,078     6,729     7,078    2,293
   VKAC Trust Total........                  0          0    12,036     3,837        0     21,234    20,187    21,234    6,844
Equity Trust:
 Utility Fund..............   6/30           0          0     4,012     1,279        0      7,078     6,729     7,078    2,293
 Value Fund................   6/30           0          0         0         0        0        516       510       516      261
 Great American Companies
   Fund....................   6/30           0          0         0         0        0        516       510       516      261
 Growth Fund...............   6/30           0          0         0         0        0        516       510       516      261
 Prospector Fund...........   6/30           0          0         0         0        0        516       510       516      261
 Aggressive Growth Fund....   6/30           0          0         0         0        0          0         0         0        0
   Equity Trust Total......                  0          0     4,012     1,279        0      9,142     8,769     9,142    3,337
Pennsylvania Fund..........  12/31         864          0     2,941     3,412        0      7,792     9,083     9,476        0
Tax Free Money Fund........   6/30           0          0     3,385     1,279        0      7,078     6,729     7,078        0
Foreign Securities Fund....  12/31           0          0         0         0        0          0         0         0        0

                                                 TRUSTEE
                             ------------------------------------------------
         FUND NAME           ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
         ---------           --------   -------   -----    ------    --------
VKAC Trust:
 High Yield Fund...........  $ 6,818    $    0    $    0   $ 5,565    $    0
 Short-Term Global Fund....    6,818         0         0     5,565         0
 Strategic Income Fund.....    6,818         0         0     5,565         0
   VKAC Trust Total........   20,454         0         0    16,695         0
Equity Trust:
 Utility Fund..............    6,818         0         0     5,565         0
 Value Fund................      511         0         0       511         0
 Great American Companies
   Fund....................      511         0         0       511         0
 Growth Fund...............      511         0         0       511         0
 Prospector Fund...........      511         0         0       511         0
 Aggressive Growth Fund....        0         0         0         0         0
   Equity Trust Total......    8,862         0         0     7,609         0
Pennsylvania Fund..........    8,925         0         0     7,967         0
Tax Free Money Fund........        0         0         0     5,565         0
Foreign Securities Fund....        0         0         0         0         0

---------------
* This portfolio of the Life Investment Trust is participating at a separate meeting.

                                                                         ANNEX H

           1996 RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES*

                                                                                  TRUSTEE
                                  FISCAL    -----------------------------------------------------------------------------------
                                  YEAR-
       FUND NAME                   END      BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
       ---------                  ------    --------   ------   -------   -----   -------   -------   ------   ------    ----
AC FUNDS
Comstock Fund..................   12/31      $  629     $  0    $    0    $ 71    $ 3,209    $ 47     $    0   $  297   $ 2,607
Corporate Bond Fund............    8/31         395        0         0      45      2,030      30          0      186     1,659
Emerging Growth Fund...........    8/31         395        0         0      45      2,030      30          0      186     1,659
Enterprise Fund................   12/31         629        0         0      71      3,209      47          0      297     2,607
Equity Income Fund.............   12/31         629        0         0      71      3,209      47          0      297     2,607
Government Securities Fund.....   12/31         629        0         0      71      3,567      47          0      297     2,607
Government Target Fund.........    8/31           0        0         0       0          0       0          0        0         0
Growth and Income Fund.........   11/30         570        0         0      64      2,913      42          0      269     2,370
Life Investment Trust:
 LIT Asset Allocation
   Portfolio...................   12/31         629        0         0      71      3,906      47          0      297     2,346
 LIT Domestic Income
   Portfolio...................   12/31         629        0         0      71      3,906      47          0      297     2,346
 LIT Emerging Growth
   Portfolio...................   12/31         578        0         0      70          0      46          0      292         0
 LIT Enterprise Portfolio......   12/31         629        0         0      71      3,772      47          0      297     2,608
 LIT Global Equity
   Portfolio*..................   12/31         578        0         0      70          0      46          0      292         0
 LIT Government Portfolio......   12/31         629        0         0      71      3,772      47          0      297     2,608
 LIT Growth and Income
   Portfolio...................   12/31           0        0         0       0          0       0          0        0         0
 LIT Money Market Portfolio....   12/31         629        0         0      71      3,772      47          0      297     2,608
 LIT Real Estate Portfolio.....   12/31         578        0         0      70          0      46          0      292         0
   Life Investment Trust
     Total.....................               4,879        0         0     565     19,128     373          0    2,361    12,516
Limited Maturity Government
 Fund..........................   12/31         629        0         0      71      3,772      47          0      297     2,608
Pace Fund......................    6/30         281        0         0      31      1,445      20          0      131     1,185
Real Estate Fund...............   12/31         583        0         0      70          0      46          0      292         0
Reserve Fund...................    5/31         224        0         0      25      1,154      16          0      104       948

                                                     TRUSTEE
                                 -----------------------------------------------

       FUND NAME                 ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
       ---------                 --------   -------   -----    ------   --------
AC FUNDS
Comstock Fund..................   $    0    $    0    $1,260   $ 203    $ 3,772
Corporate Bond Fund............        0         0       797     124      2,379
Emerging Growth Fund...........        0         0       797     124      2,379
Enterprise Fund................        0         0     1,260     203      3,772
Equity Income Fund.............        0         0     1,260     203      3,772
Government Securities Fund.....        0         0     1,297     200      3,772
Government Target Fund.........        0         0         0       0          0
Growth and Income Fund.........        0         0     1,144     183      3,422
Life Investment Trust:
 LIT Asset Allocation
   Portfolio...................        0         0     1,325     202      3,906
 LIT Domestic Income
   Portfolio...................        0         0     1,325     202      3,906
 LIT Emerging Growth
   Portfolio...................        0         0       917     197          0
 LIT Enterprise Portfolio......        0         0     1,315     201      3,772
 LIT Global Equity
   Portfolio*..................        0         0       917     197          0
 LIT Government Portfolio......        0         0     1,315     201      3,772
 LIT Growth and Income
   Portfolio...................        0         0         0       0          0
 LIT Money Market Portfolio....        0         0     1,315     201      3,772
 LIT Real Estate Portfolio.....        0         0       917     197          0
   Life Investment Trust
     Total.....................        0         0     9,346   1,598     19,128
Limited Maturity Government
 Fund..........................        0         0     1,315     201      3,772
Pace Fund......................        0         0       568      89      1,691
Real Estate Fund...............        0         0     1,018     198          0
Reserve Fund...................        0         0       453      73      1,349

* Asset Management has reimbursed each AC Fund for expenses related to the retirement plan through December 31, 1996.

                                                                                     TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------------
                                     YEAR-
             FUND NAME                END      BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER    NELSON    REES
             ---------               ------    --------   ------   -------   -----   -------   -------   ------    ------    ----
Small Capitalization Fund..........  10/31         477        0         0      57         0       37           0      237        0
U.S. Government Trust for Income...   9/30         447        0         0      51     1,934       33           0      212        0
VK FUNDS
U.S. Government Trust:*
 U.S. Government Fund..............  12/31         499        0     2,169      56         0       48       3,589      404        0
Tax Free Trust:
 Insured Fund......................  12/31         499        0     2,086      56         0       48       3,503      394        0
 Tax Free High Income Fund.........  12/31         499        0     2,039      56         0       48       3,532      383        0
 California Fund...................  12/31         499        0     1,950      56         0       47       3,440      373        0
 Municipal Income Fund.............  12/31         499        0     1,454      56         0       46       2,766      315        0
 Intermediate Term Municipal
   Fund............................  12/31         499        0         0      56         0       41           0      259        0
 Florida Fund......................  12/31         578        0         0      70         0       50           0      304        0
 New Jersey Fund...................  12/31         578        0         0      70         0       50           0      304        0
 New York Fund.....................  12/31         578        0         0      70         0       50           0      304        0
   Tax Free Trust Total............              4,229        0     7,529     490         0      380      13,241    2,636        0
VKAC Trust:
 High Yield Fund...................   6/30         499        0     2,001      56         0       44       3,585      346        0
 Short-Term Global Fund............   6/30         499        0     1,569      56         0       43       2,848      303        0
 Strategic Income Fund.............   6/30         499        0         0      56         0       41           0      259        0
   VKAC Trust Total................              1,497        0     3,570     168         0      128       6,433      908        0
Equity Trust:
 Utility Fund......................   6/30         499        0         0      56         0       41           0      260        0
 Value Fund........................   6/30         255        0         0      31         0       20           0      129        0

                                                         TRUSTEE
                                     -----------------------------------------------

             FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------               --------   -------   -----    ------   --------
Small Capitalization Fund..........        0         0       908      160         0
U.S. Government Trust for Income...        0         0       920      145     1,934
VK FUNDS
U.S. Government Trust:*
 U.S. Government Fund..............    2,520         0       861      292         0
Tax Free Trust:
 Insured Fund......................    2,490         0       861      283         0
 Tax Free High Income Fund.........    2,472         0       861      272         0
 California Fund...................    2,439         0       861      265         0
 Municipal Income Fund.............    2,346         0       861      219         0
 Intermediate Term Municipal
   Fund............................    1,918         0       861      177         0
 Florida Fund......................        0         0       917      206         0
 New Jersey Fund...................        0         0       917      206         0
 New York Fund.....................        0         0       917      206         0
   Tax Free Trust Total............   11,665         0     7,056    1,834         0
VKAC Trust:
 High Yield Fund...................    2,458         0       861      265         0
 Short-Term Global Fund............    2,395         0       861      225         0
 Strategic Income Fund.............    2,060         0       861      190         0
   VKAC Trust Total................    6,913         0     2,583      680         0
Equity Trust:
 Utility Fund......................    2,065         0       861      190         0
 Value Fund........................        0         0       404       88         0

* Asset Management has reimbursed each AC Fund for expenses related to the retirement plan through December 31, 1996.

                                                                                      TRUSTEE
                                       FISCAL    ----------------------------------------------------------------------------------
                                       YEAR-
             FUND NAME                  END      BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
             ---------                 ------    --------   ------   -------   -----   -------   -------   ------   ------    ----
 Great American Companies Fund......    6/30         255        0         0      31         0       20          0     129         0
 Growth Fund........................    6/30         255        0         0      31         0       20          0     129         0
 Prospector Fund....................    6/30         255        0         0      31         0       20          0     129         0
 Aggressive Growth Fund.............    6/30          41        0         0       5         0        3          0      21         0
   Equity Trust Total...............               1,560        0         0     185         0      124          0     797         0
Pennsylvania Fund...................   12/31         499        0     1,858      56         0       47      3,555     350         0
Tax Free Money Fund.................    6/30         499        0     2,244      56         0       45      3,830     369         0
Foreign Securities Fund.............   12/31         252        0         0      28         0       18          0     133         0

                                                          TRUSTEE
                                      -----------------------------------------------

             FUND NAME                ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
             ---------                --------   -------   -----    ------   --------
 Great American Companies Fund......        0         0       404      88          0
 Growth Fund........................        0         0       404      88          0
 Prospector Fund....................        0         0       404      88          0
 Aggressive Growth Fund.............        0         0        71      14          0
   Equity Trust Total...............    2,065         0     2,548     556          0
Pennsylvania Fund...................    2,405         0       861     247          0
Tax Free Money Fund.................        0         0       861     284          0
Foreign Securities Fund.............        0         0       439      93          0

* Asset Management has reimbursed each AC Fund for expenses related to the retirement plan through December 31, 1996.
+ This portfolio of the Life Investment Trust is participating at a separate meeting.

                                                                         ANNEX I
                              5% BENEFICIAL OWNERS

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
SHORT-TERM GLOBAL FUND        Xerox Financial Services         1,337,724.035         10.10%
                              Life Insurance Company
                              1 Tower Ln #3000
                              Villa Park, IL 60181-4644
STRATEGIC INCOME FUND         MLPF&S for the sole benefit        642,343.000          6.95%
                              of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E
                              Fl 3
                              Jacksonville, FL 32246-6484
VALUE FUND                    Van Kampen American Capital        101,366.965         96.70%
                              Attn Dominick Cogliandro
                              One Chase Manhattan Plaza
                              37th Floor
                              New York, NY 10005
GREAT AMERICAN COMPANIES      Van Kampen American Capital        101,566.069         99.61%
FUND                          Attn: Dominick Cogliandro
                              One Chase Manhattan Plaza,
                              37th Floor
                              New York, NY 10005
PROSPECTOR FUND               Van Kampen American Capital        104,018.788           100%
                              Attn Dominick Cogliandro
                              One Chase Manhattan Plaza
                              37th Floor
                              New York, NY 10005
TAX FREE MONEY FUND           Jerome L. Robinson               4,051,043.270         12.00%
                              C/O Robinson Tech Products
                              Corp Re:
                              Merchants Bank of New York
                              PO Box 350-115 River Rd
                              Edgewater, NJ 07020-1007
FOREIGN SECURITIES FUND       Common Sense Trust Growth           46,878.506         48.68%
                              Fund C/O State Street Bank &
                              Trust
                              PO Box 1713
                              Boston, MA 02105-1713

                                             I-1

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
                              AM CAP Pace Fund Inc                39,426.351         40.94%
                              C/O State Street Bank &
                              Trust
                              PO Box 1713
                              Boston, MA 02105-1713
                              Van Kampen American Capital          10,000.00         10.38%
                              Attn: Dominick Cogliandro
                              One Chase Manhattan Plaza
                              37th Floor
                              New York, NY 10005
ENTERPRISE FUND               Bean & Co.                       5,723,640.574          5.08%
                              First Pennsylvania Bank NA
                              C/O FPS Services
                              ATTN TAC
                              PO Box 61503
                              King of Prussia, PA
                              19406-0903
EQUITY INCOME FUND            MLPF&S for the sole benefit      1,006,450.000         11.37%
                              of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville, FL 32246-6484
GOVERNMENT SECURITIES FUND    MLPF&S for the sole benefit     11,987,991.000          5.15%
                              of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E 3rd Fl
                              Jacksonville, FL 32246-6484
GOVERNMENT TARGET FUND        Amalgamated Bk of NY Cust          331,629.892         35.18%
                              TWU-NYC Pri Bus Lines Pen Pl
                              Amivest Corp Discretionary
                              Investmnet Mor
                              PO Box 0370 Cooper Stat
                              New York, NY 10276-0370
                              Amalgamated Bk of NY Cust           75,331.267          7.99%
                              Elevator Div Ret Benefit Pl
                              Amivest Corp Discretionary
                              Investmnet Mgr
                              PO Box 0370
                              New York, NY 10276-0370
                                             I-2

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
                              Amalgamated Bk of NY Cust NY        74,478.649          7.90%
                              City Hotel Trades Council &
                              Hotel Assoc Pen Pl Amivest
                              Corp Discretionary Invest
                              Mgr
                              PO Box 0370
                              New York, NY 10276-0370
                              Amalgamated Bk of Marble            51,187.464          5.43%
                              Industry Trust Fund Amivest
                              Discretionary Investmnet Mgr
                              PO Box 0370 Cooper Stat
                              New York, NY 10276-0370
LIT ASSET ALLOCATION          Nationwide Life Insurance Co     2,963,445.001         55.06%
PORTFOLIO                     Nationwide Variable
                              Account-3
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              Nationwide Life Insurance Co     2,163,177.408         40.19%
                              Nationwide VLI Separate
                              Account
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
LIT DOMESTIC INCOME           Nationwide Life Insurance Co     1,169,249.321         54.68%
PORTFOLIO                     Nationwide Variable
                              Account-3
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH
                              American General Life Ins Co       601,973.116         28.15%
                              Separate Account D
                              Attn James A Totten
                              PO Box 1591
                              Houston, TX 77251-1591
                              Nationwide Life Insurance Co       257,364.774         12.04%
                              Nationwide VLI Separate
                              Account
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029

                                             I-3

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
LIT EMERGING GROWTH           Nationwide Life Insurance Co       183,089.350         51.07%
PORTFOLIO                     Nationwide Variable
                              Account-3
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              Nationwide Life Insurance Co       138,952.378         38.76%
                              Nationwide VLI Separate
                              Account
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              Van Kampen American Capital         36,437.860         10.16%
                              Generations Variable
                              Annuities
                              7501 NW Tiffany Springs Pky
                              Kansas City, MO 64153-1386
LIT ENTERPRISE PORTFOLIO      Nationwide Life Insurance Co     2,130,741.684         42.24%
                              Nationwide Variable
                              Account-3
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              Nationwide Life Insurance Co    1,7662,536.273         34.94%
                              Nationwide VLI Separate
                              Account
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              American General Life Ins Co       770,999.725         15.29%
                              Separate Account D
                              Attn James A Totten
                              PO Box 1591
                              Houston, TX 77251-1591
                              American General Life Ins Co       354,084.399          7.02%
                              Separate Account D Variety
                              Plus
                              Attn James A Totten
                              PO Box 1591
                              Houston, TX 77251-1591
                                             I-4

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
LIT GOVERNMENT PORTFOLIO      Nationwide Life Insurance Co     5,485,477.942         87.01%
                              Nationwide VLI Separate
                              Account
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, Oh 43218-2029
                              Nationwide Life Insurance Co       658,578.414         10.45%
                              Nationwide Variable
                              Account-3
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
LIT GROWTH AND INCOME         Van Kampen American Capital         50,021.246         34.68%
PORTFOLIO                     Distributors Inc.
                              Attn: Dominick Cogliandro
                              One Chase Manhattan Plaza
                              37th Fl
                              New York, NY 10005-1401
                              Van Kampen American Capital         94,205.961         65.32%
                              Generations Variable
                              Annuities
                              7501 NW Tiffany Springs Pky
                              Kansas City, MO 64153-1386
LIT MONEY MARKET PORTFOLIO    Nationwide Life Insurance Co     9,412,694.490         39.72%
                              Nationwide VLI Separate
                              Account
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              Nationwide Life Insurance Co     8,752,698.710         36.93%
                              Nationwide Variable
                              Account-3
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
                              American General Life Ins Co     4,810,616.720         20.30%
                              Separate Account D
                              Attn: James A Totten
                              PO Box 1591
                              Houston, TX 77251-1591

                                             I-5

                                  NAME AND ADDRESS OF            AMOUNT OF         PERCENT OF
            FUND                    BENEFICIAL OWNER        BENEFICIAL OWNERSHIP      FUND
            ----                  -------------------       --------------------   ----------
LIT REAL ESTATE PORTFOLIO     Nationwide Life Insurance Co    12,661,070.141         94.76%
                              Nationwide Variable Account
                              II
                              C/O IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029
LIMITED MATURITY GOVERNMENT   MLPF&S for the sole benefit        318,087.000          6.58%
FUND                          of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E 3rd Fl
                              Jacksonville, FL 32246-6484
REAL ESTATE FUND              MLPF&S for the sole benefit        622,399.000          9.57%
                              of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E 3rd Fl
                              Jacksonville, FL 32246-6484
RESERVE FUND                  PNC Bank                        27,889,082.680          5.15%
                              Collective Investment Funds
                              One Oliver PLZ
                              P3-POLV-25-1
                              210 6th Ave.
                              Pittsburgh, PA 15222-2602
SMALL CAPITALIZATION FUND     Common Sense Trust Growth        7,485,349.928         53.37%
                              Fund
                              C/O State Street Bank &
                              Trust
                              PO Box 1713
                              Boston, MA 02105-1713
                              AM CAP Pace Fund Inc             6,210,404.410         44.28%
                              C/O State Street Bank &
                              Trust
                              PO Box 1713
                              Boston, MA 02105-1713
U.S. GOVERNMENT TRUST FOR     MLPF&S for the sole benefit      1,896,622.742          8.08%
INCOME                        of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr E 3rd FL
                              Jacksonville, FL 32246-6484


                                                                         ANNEX J

  The table below sets forth the year in which each of the incumbent nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees.

                                                         AC FUNDS
                      ------------------------------------------------------------------------------
      FUND NAME       BRANAGAN   HEAGY(1)   KENNEDY   NELSON   ROONEY(1)   ROBINSON   SISTO   WHALEN
      ---------       --------   --------   -------   ------   ---------   --------   -----   ------
Comstock Fund........   1991        1995     1995      1995       1997       1995     1979     1995
Corporate Bond
  Fund...............   1991        1995     1995      1995       1997       1995     1978     1995
Emerging Growth
  Fund...............   1991        1995     1995      1995       1997       1995     1978     1995
Enterprise Fund......   1991        1995     1995      1995       1997       1995     1980     1995
Equity Income Fund...   1991        1995     1995      1995       1997       1995     1978     1995
Government Securities
  Fund...............   1991        1995     1995      1995       1997       1995     1984     1995
Government Target
  Fund...............   1991        1995     1995      1995       1997       1995     1979     1995
Growth and Income
  Fund...............   1991        1995     1995      1995       1997       1995     1978     1995
Life Investment Trust:
------------------------------
  LIT Asset
    Allocation
    Portfolio........   1991        1995     1995      1995       1997       1995     1987     1995
  LIT Domestic Income
    Portfolio........   1991        1995     1995      1995       1997       1995     1987     1995
  LIT Emerging Growth
    Portfolio........   1995        1995     1995      1995       1997       1995     1995     1995
  LIT Enterprise
    Portfolio........   1991        1995     1995      1995       1997       1995     1986     1995
  LIT Global Equity
    Portfolio*.......   1995        1995     1995      1995       1997       1995     1995     1995
  LIT Government
    Portfolio........   1991        1995     1995      1995       1997       1995     1986     1995
  LIT Growth and
    Income
    Portfolio........   1995        1995     1995      1995       1997       1995     1995     1995
  LIT Money Market
    Portfolio........   1991        1995     1995      1995       1997       1995     1986     1995
  LIT Real Estate
    Portfolio........   1995        1995     1995      1995       1997       1995     1995     1995
Limited Maturity
  Government Fund....   1991        1995     1995      1995       1997       1995     1985     1995
Pace Fund............   1991        1995     1995      1995       1997       1995     1980     1995
Real Estate Fund.....   1994        1995     1995      1995       1997       1995     1994     1995
Reserve Fund.........   1991        1995     1995      1995       1997       1995     1978     1995
Small Capitalization
  Fund...............   1993        1995     1995      1995       1997       1995     1993     1995
U.S. Government Trust
  for Income.........   1992        1995     1995      1995       1997       1995     1992     1995

                                                         VK FUNDS
                      ------------------------------------------------------------------------------
      FUND NAME       BRANAGAN   HEAGY(1)   KENNEDY   NELSON   ROONEY(1)   ROBINSON   SISTO   WHALEN
      ---------       --------   --------   -------   ------   ---------   --------   -----   ------
U.S. GOVERNMENT TRUST:
  U.S. Government
    Fund.............   1995        1995     1993      1988       1997       1992     1995     1988
Tax Free Trust:
  Insured Fund.......   1995        1995     1993      1984       1997       1992     1995     1984
  Tax Free High
    Income Fund......   1995        1995     1993      1985       1997       1992     1995     1985
  California Fund....   1995        1995     1993      1985       1997       1992     1995     1985
  Municipal Income
    Fund.............   1995        1995     1993      1990       1997       1992     1995     1990
  Intermediate Term
    Municipal Fund...   1995        1995     1993      1993       1997       1993     1995     1993
  Florida Fund.......   1995        1995     1994      1994       1997       1994     1995     1994
  New Jersey Fund....   1995        1995     1994      1994       1997       1994     1995     1994
  New York Fund......   1995        1995     1994      1994       1997       1994     1995     1994
VKAC Trust:
  High Yield Fund....   1995        1995     1993      1986       1997       1992     1995     1986
  Short-Term Global
    Fund.............   1995        1995     1993      1990       1997       1992     1995     1990
  Strategic Income
    Fund.............   1995        1995     1993      1993       1997       1993     1995     1993
EQUITY TRUST:
  Utility Fund.......   1995        1995     1993      1993       1997       1993     1995     1993
  Value Fund.........   1995        1995     1995      1995       1997       1995     1995     1995
  Great American
    Companies Fund...   1995        1995     1995      1995       1997       1995     1995     1995
  Growth Fund........   1995        1995     1995      1995       1997       1995     1995     1995
  Prospector Fund....   1995        1995     1995      1995       1997       1995     1995     1995
  Aggressive Growth
    Fund.............   1996        1996     1996      1996       1997       1996     1996     1996
Pennsylvania Fund....   1995        1995     1993      1987       1997       1992     1995     1987
Tax Free Money Fund..   1995        1995     1993      1986       1997       1988     1995     1986
Foreign Securities
  Fund...............   1996        1996     1996      1996       1997       1996     1996     1996

---------------
* This portfolio of the Life Investment Trust is participating in a separate meeting.

(1) Ms. Heagy was appointed by the Trustees to the Board in 1995 in order to fill a vacancy created by an increase in the number of trustees of the Fund and has not been previously elected by shareholders. Mr. Rooney was appointed by the Trustees to the Board in 1997 in order to fill a vacancy created by the retirement of a former trustee and has not been previously elected by shareholders. Each of the other incumbent trustees was last elected by shareholders of the respective Trust at a joint meeting of shareholders held on July 21, 1995.

                                                                         ANNEX K

  The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to the Board of Trustees as of April 14, 1997. Nominees who do not own any Shares have been omitted from the table. Funds which are not owned by any nominees also have been omitted from the table.

         FUND NAME           BRANAGAN   HEAGY   KENNEDY   MCDONNELL   NELSON    ROBINSON     SISTO    WHALEN
         ---------           --------   -----   -------   ---------   ------    --------     -----    ------
Aggressive Growth Fund......     124       0         0          0         242           0     7,127      552
Comstock Fund...............      55       0         0          0         141           0       837      331
Corporate Bond Fund.........     141       0         0          0           0           0     2,115      747
Emerging Growth Fund........      44      80         0          0          62           0     3,326      145
Enterprise Fund.............      76     169         0          0         132           0    11,406    1,032
Equity Income Fund..........     184     379       186      1,864         299           0       911    1,076
Government Securities
 Fund.......................  30,021     257         0          0           0           0     4,493      513
Growth and Income Fund......      74     164       473          0         205       1,066       837      115
Growth Fund.................       0       0         0      3,008           0           0       296    1,204
High Yield Fund.............     104       0       127      2,030           0         500         0    5,071
Insured Tax Free Income
 Fund.......................  10,402       0         0        251           0         507         0      632
Intermediate Term Municipal
 Income Fund................      99       0         0      1,101           0           0         0      220
Limited Maturity Government
 Fund.......................  24,648       0        90        192           0         881         0      173
Municipal Income Fund.......  13,083     167         0        499           0         504       268    3,428
Pace Fund...................      78       0         0          0         166           0         0      386
Real Estate Fund............     109     198         0          0         158           0         0      372
Reserve Fund................       0   2,500     1,089      2,610         101           0   115,722    4,567
Short-Term Global Income
 Fund.......................     134       0       151        512           0         500         0      818
Strategic Income Fund.......      80       0       102        682           0           0         0      205
Tax Free High Income Fund...      70       0         0      4,958           0         500         0      514
Tax Free Money Fund.........       0       0         0      2,306           0   4,051,043         0      833
U.S. Government Fund........      70       0        79      1,110           0         500         0    1,503
U.S. Government Trust for
 Income.....................     107       0         0          0           0           0         0        0
Utility Fund................      78       0        83        411         132           0         0      167

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

          ----A WEALTH OF KNOWLEDGE * A KNOWLEDGE OF WEALTH(TM)----
                         VAN KAMPEN AMERICAN CAPITAL

                                                                         JOE

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX FUND

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX Fund (the "Fund") hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997 at 10:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   The proposal to approve a new investment advisory agreement;  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                 2.   Authority to vote for the election as Trustees, the nominees
                      named below:                                                  FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX,
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                      ------------------------------------------------------------
                 3.    To ratify or reject, as specified below, the selection of independent public accountants for its current fiscal year:
                       (a) The proposal to ratify XXXXXX as independent public
                       accountants for the Fund's current fiscal year;               FOR    AGAINST   ABSTAIN
                                                                                     [ ]      [ ]       [ ]
                       (b) The proposal to ratify XXXXXX as independent public
                       accountants for the Fund's current fiscal year;               FOR    AGAINST   ABSTAIN
                                                                                     [ ]      [ ]       [ ]
                 4.    To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON MAY 28, 1997.

                                                Date                  , 1997
                                                    ------------------

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.